
                                                                     EXHIBIT 4.4

                                                                  EXECUTION COPY

                      ------------------------------------

                           PRICELINE.COM INCORPORATED

                                     ISSUER

                                   ----------

                     AMERICAN STOCK TRANSFER & TRUST COMPANY

                                     TRUSTEE

                                   ----------

                                    INDENTURE

                           Dated as of August 1, 2003

                                   ----------

                1.00% CONVERTIBLE SENIOR NOTES DUE AUGUST 1, 2010

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                                TABLE OF CONTENTS

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
                                                                                              Page
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ARTICLE I DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION................................1

     Section 1.1 Definitions.....................................................................1
     Section 1.2 Compliance Certificates and Opinions...........................................10
     Section 1.3 Form of Documents Delivered to the Trustee.....................................10
     Section 1.4 Acts of Holders of Securities..................................................11
     Section 1.5 Notices, Etc. to the Trustee and Company.......................................13
     Section 1.6 Notice to Holders of Securities; Waiver........................................13
     Section 1.7 Effect of Headings and Table of Contents.......................................14
     Section 1.8 Successors and Assigns.........................................................14
     Section 1.9 Separability Clause............................................................14
     Section 1.10 Benefits of Indenture.........................................................14
     Section 1.11 Governing Law.................................................................14
     Section 1.12 Legal Holidays................................................................14
     Section 1.13 Conflict With Trust Indenture Act.............................................15

ARTICLE II SECURITY FORMS.......................................................................15

     Section 2.1 Form Generally.................................................................15
     Section 2.2 Form of Security...............................................................17
     Section 2.3 Form of Certificate of Authentication..........................................32
     Section 2.4 Form of Conversion Notice......................................................33
     Section 2.5 Form of Assignment.............................................................34

ARTICLE III THE SECURITIES......................................................................35

     Section 3.1 Title and Terms................................................................35
     Section 3.2 Denominations..................................................................36
     Section 3.3 Execution, Authentication, Delivery and Dating.................................36
     Section 3.4 Global Securities; Non-global Securities; Book-entry Provisions................36
     Section 3.5 Registration; Registration of Transfer and Exchange; Restrictions on Transfer..38
     Section 3.6 Mutilated, Destroyed, Lost or Stolen Securities................................41
     Section 3.7 Payment of Interest; Interest Rights Preserved.................................42
     Section 3.8 Persons Deemed Owners..........................................................43
     Section 3.9 Cancellation...................................................................43
     Section 3.10 Computation of Interest.......................................................44
     Section 3.11 CUSIP Numbers.................................................................44

ARTICLE IV SATISFACTION AND DISCHARGE...........................................................44
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
     Section 4.1 Satisfaction and Discharge of Indenture........................................44
     Section 4.2 Application of Trust Money.....................................................45

ARTICLE V REMEDIES..............................................................................46

     Section 5.1 Events of Default..............................................................46
     Section 5.2 Acceleration of Maturity; Rescission and Annulment.............................47
     Section 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee................48
     Section 5.4 Trustee May File Proofs of Claim...............................................49
     Section 5.5 Trustee May Enforce Claims Without Possession of Securities....................50
     Section 5.6 Application of Money Collected.................................................50
     Section 5.7 Limitation on Suits............................................................50
     Section 5.8 Unconditional Right of Holders to Receive Principal and Interest and to
                          Convert...............................................................51
     Section 5.9 Restoration of Rights and Remedies.............................................51
     Section 5.10 Rights and Remedies Cumulative................................................51
     Section 5.11 Delay or Omission Not Waiver..................................................51
     Section 5.12 Control by Holders of Securities..............................................52
     Section 5.13 Waiver of Past Defaults.......................................................52
     Section 5.14 Undertaking for Costs.........................................................52
     Section 5.15 Waiver of Stay, Usury or Extension Laws.......................................53

ARTICLE VI THE TRUSTEE..........................................................................53

     Section 6.1 Certain Duties and Responsibilities............................................53
     Section 6.2 Notice of Defaults.............................................................54
     Section 6.3 Certain Rights of Trustee......................................................54
     Section 6.4 Not Responsible for Recitals or Issuance of Securities.........................55
     Section 6.5 May Hold Securities, Act as Trustee under Other Indentures.....................55
     Section 6.6 Money Held in Trust............................................................56
     Section 6.7 Compensation and Reimbursement.................................................56
     Section 6.8 Corporate Trustee Required; Eligibility........................................57
     Section 6.9 Resignation and Removal; Appointment of Successor..............................57
     Section 6.10 Acceptance of Appointment by Successor........................................58
     Section 6.11 Merger, Conversion, Consolidation or Succession to Business...................59
     Section 6.12 Authenticating Agents.........................................................59
     Section 6.13 Disqualification; Conflicting Interests.......................................60
     Section 6.14 Preferential Collection of Claims Against Company.............................60

ARTICLE VII CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE................................60

     Section 7.1 Company May Consolidate, Etc. Only on Certain Terms............................60
     Section 7.2 Successor Substituted..........................................................61

ARTICLE VIII SUPPLEMENTAL INDENTURES............................................................62

     Section 8.1 Supplemental Indentures Without Consent of Holders of Securities...............62
     Section 8.2 Supplemental Indentures with Consent of Holders of Securities..................63
     Section 8.3 Execution of Supplemental Indentures...........................................64

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     Section 8.4 Effect of Supplemental Indentures..............................................64
     Section 8.5 Reference in Securities to Supplemental Indentures.............................64
     Section 8.6 Notice of Supplemental Indentures..............................................64

ARTICLE IX HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY.....................................65

     Section 9.1 Company to Furnish Trustee Names and Addresses of Holders......................65
     Section 9.2 Preservation of Information....................................................65
     Section 9.3 Reports by Trustee.............................................................65
     Section 9.4 Reports by Company.............................................................66

ARTICLE X COVENANTS.............................................................................66

     Section 10.1 Payment of Principal and Interest.............................................66
     Section 10.2 Maintenance of Offices or Agencies............................................66
     Section 10.3 Money for Security Payments to Be Held in Trust...............................67
     Section 10.4 Existence.....................................................................68
     Section 10.5 Statement by Officers as to Default...........................................68
     Section 10.6 Delivery of Certain Information...............................................69
     Section 10.7 Resale of Certain Securities..................................................69
     Section 10.8 Registration Rights...........................................................69
     Section 10.9 Waiver of Certain Covenants...................................................70

ARTICLE XI REDEMPTION OF SECURITIES.............................................................70

     Section 11.1 Right of Redemption...........................................................70
     Section 11.2 Applicability of Article......................................................71
     Section 11.3 Election to Redeem; Notice to Trustee.........................................71
     Section 11.4 Selection by Trustee of Securities to Be Redeemed.............................71
     Section 11.5 Notice of Redemption..........................................................71
     Section 11.6 Deposit of Redemption Price...................................................72
     Section 11.7 Securities Payable on Redemption Date.........................................73
     Section 11.8 Conversion Arrangement on Call for Redemption.................................73

ARTICLE XII CONVERSION OF SECURITIES............................................................74

     Section 12.1 Conversion Privilege and Conversion Rate......................................74
     Section 12.2 Exercise of Conversion Privilege..............................................77
     Section 12.3 Fractions of Shares...........................................................78
     Section 12.4 Adjustment of Conversion Rate.................................................79
     Section 12.5 Notice of Adjustments of Conversion Rate......................................83
     Section 12.6 Notice of Certain Corporate Action............................................83
     Section 12.7 Company to Reserve Common Stock...............................................84
     Section 12.8 Taxes on Conversions..........................................................84
     Section 12.9 Covenant as to Common Stock...................................................84
     Section 12.10 Cancellation of Converted Securities.........................................85
     Section 12.11 Provision in Case of Consolidation, Merger or Sale of Assets.................85
     Section 12.12 Rights Issued in Respect of Common Stock.....................................86
     Section 12.13 Responsibility of Trustee for Conversion Provisions..........................86
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
ARTICLE XIII Defeasance.........................................................................87

     Section 13.1 Company's Option to Effect Defeasance.........................................87
     Section 13.2 Defeasance and Discharge......................................................87
     Section 13.3 Conditions to Defeasance......................................................87
     Section 13.4 Deposited Money and U.S. Government Obligations to Be Held in
                          Trust; Miscellaneous Provisions.......................................89
     Section 13.5 Reinstatement.................................................................89

ARTICLE XIV REPURCHASE OF SECURITIES............................................................90

     Section 14.1 Right to Require Repurchase...................................................90
     Section 14.2 Right to Require Repurchase Upon a Change in Control..........................90
     Section 14.3 Conditions to the Company's Election to Pay the Repurchase Price or
                          the Change in Control Repurchase Price in Common Stock................91
     Section 14.4 Notices; Method of Exercising Repurchase Right, Etc...........................92
     Section 14.5 Certain Definitions...........................................................96
     Section 14.6 Consolidation, Merger, Etc....................................................98

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                             CROSS-REFERENCE TABLE*

Trust Indenture                                                          Indenture
Act Section                                                               Section
-----------                                                               -------
310(a)(1)....................................................................6.8
   (a)(2)....................................................................6.8
   (a)(3)....................................................................n/a
   (a)(4)....................................................................n/a
   (a)(5)....................................................................6.8
   (b).................................................................6.13, 6.9
   (c).......................................................................n/a

311(a)......................................................................6.14
   (b)......................................................................6.14
   (c).......................................................................n/a

312(a).......................................................................9.1
   (b).......................................................................9.2
   (c).......................................................................9.2

313(a).......................................................................9.3
   (b)(1)....................................................................9.3
   (b)(2)....................................................................9.3
   (c).......................................................................9.3
   (d).......................................................................9.4

314(a).......................................................................9.4
   (b).......................................................................n/a
   (c)(1)....................................................................1.2
   (c)(2)....................................................................1.2
   (c)(3)....................................................................n/a
   (d).......................................................................n/a
   (e).......................................................................1.2
   (f).......................................................................n/a

315(a).......................................................................6.1
   (b).................................................................6.2, 10.5
   (c).......................................................................6.3
   (d).......................................................................6.1
   (e)......................................................................5.14

316(a)(last sentence).......................................................12.4
   (a)(1)(A)................................................................5.12
   (a)(1)(B)................................................................5.13
   (a)(2)....................................................................n/a
   (b).......................................................................5.8
   (c).......................................................................2.2

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
317(a)(1)....................................................................5.3
   (a)(2)....................................................................5.4
   (b).......................................................................6.2

318(a)......................................................................1.13
   (b).......................................................................n/a
   (c)......................................................................1.13

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"n/a" means not applicable.

*This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                      -vi-
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     INDENTURE, dated as of August 1, 2003, between PRICELINE.COM INCORPORATED, a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 800 Connecticut Avenue, Norwalk, Connecticut 06854 (herein called the "Company"), and AMERICAN STOCK TRANSFER & TRUST COMPANY, a New York Corporation, as Trustee hereunder (herein called the "Trustee").

                             RECITALS OF THE COMPANY

     The Company has duly authorized the creation of an issue of its 1.00% Convertible Senior Notes due August 1, 2010 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

     All things necessary to make the Securities, when the Securities are executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done. Further, all things necessary to duly authorize the issuance of the Common Stock of the Company issuable upon the conversion of the Securities, and to duly reserve for issuance the number of shares of Common Stock issuable upon such conversion, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE I
             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.1    DEFINITIONS.

     For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

     (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

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     (3)    the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

     "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 1.4.

     "Additional Securities" has the meaning specified in Section 3.1.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent Member" means any member of, or participant in, the Depositary.

     "Applicable Procedures" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of DTC or any successor Depository, in each case to the extent applicable to such transaction and as in effect from time to time.

     "Authenticating Agent" means any Person authorized pursuant to Section 6.12 to act on behalf of the Trustee to authenticate Securities.

     "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

     "Business Day", when used with respect to any Place of Payment, Place of Conversion or any other place, as the case may be, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in such Place of Payment, Place of Conversion or other place, as the case may be, are authorized or obligated by law or executive order to close.

     "Change in Control" has the meaning specified in Section 14.5(2).

     "Change in Control Repurchase Date" has the meaning specified in
Section 14.2.

     "Change in Control Repurchase Price" has the meaning specified in
Section 14.2.

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     "Closing Price Per Share" means, with respect to the Common Stock, for any day, (i) the last reported sale price regular way on the Nasdaq National Market or, (ii) if the Common Stock is not quoted on the Nasdaq National Market, the last reported sale price regular way per share or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case, on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or (iii) if the Common Stock is not quoted on the Nasdaq National Market or listed or admitted to trading on any national securities exchange, the average of the closing bid prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

     "Code" has the meaning specified in Section 2.1.

     "Commission" means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Stock" means the Common Stock, par value $0.008 per share, of the Company authorized at the date of this instrument as originally executed or as such stock may be constituted from time to time. Subject to the provisions of
Section 12.11, shares issuable on conversion or repurchase of Securities shall include only shares of Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; PROVIDED, HOWEVER, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of Securities shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

     "common stock" includes any stock of any class of capital stock which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer thereof and which is not subject to redemption by the issuer thereof.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

     "Company Notice" has the meaning specified in Section 14.4.

     "Company Request" or "Company Order" means a written request or order signed in the name of the Company by (i) its Chairman of the Board, its Chief Executive Officer, its President or an Executive Vice President, and by (ii) its Chief Financial Officer, Controller or its Corporate Secretary and delivered to the Trustee.

     "Constituent Person" has the meaning specified in Section 12.11.

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     "Continuing Director" has the meaning specified in Section 14.5.

     "Conversion Agent" means any Person authorized by the Company to convert Securities in accordance with Article XII. The Company has initially appointed the Trustee as its Conversion Agent pursuant to Section 10.2.

     "Conversion Date" means the date on which a Holder delivers its Securities and a duly signed and completed conversion notice pursuant to this Indenture.

     "Conversion Period" has the meaning specified in Section 12.1.

     "Conversion Price" means at any time the amount equal to $1,000 divided by the then current Conversion Rate.

     "Conversion Rate" has the meaning specified in Section 12.1.

     "Conversion Value" has the meaning specified in Section 12.1.

     "Corporate Trust Office" means the office of the Trustee at which at any particular time the trust created by this Indenture shall be principally administered (which at the date of this Indenture is located at 59 Maiden Lane, New York, NY 10038, Attention: Corporate Trust Administration (priceline.com Incorporated, 1.00% Convertible Senior Notes due August 1, 2010.

     "corporation" means a corporation, company, association, joint-stock company or business trust.

     "Defaulted Interest" has the meaning specified in Section 3.7.

     "Depositary" means, with respect to any Securities (including any Global Securities), a clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Securities (or any successor securities clearing agency so registered).

     "Distribution Notice" has the meaning specified in Section 12.1.

     "Dollar" or "U.S. $" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

     "DTC" means The Depository Trust Company, a New York corporation.

     "Effective Failure" has the meaning specified in Section 2.2.

     "Effectiveness Period" has the meaning specified in Section 2.2.

     "Event of Default" has the meaning specified in Section 5.1.

     "Exchange Act" means the United States Securities Exchange Act of 1934 (or any successor statute), as amended from time to time.

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     "Expiration Time" has the meaning specified in Section 12.4.

     "Global Security" means a Security that is registered in the Security Register in the name of a Depositary or a nominee thereof.

     "Holder" means the Person in whose name the Security is registered in the Security Register.

     "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

     "Initial Purchasers" means Goldman, Sachs & Co. and Thomas Weisel Partners LLC.

     "Initial Purchasers' Option" has the meaning specified in Section 3.1.

     "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

     "Issue Date" means August 1, 2003.

     "Liquidated Damages" has the meaning specified in Section 2.2.

     "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, exercise of the repurchase right set forth in Article XIV or otherwise.

     "Merger Notice" has the meaning specified in Section 12.1.

     "Non-electing Share" has the meaning specified in Section 12.11.

     "Notice of Default" has the meaning specified in Section 5.1.

     "Officers' Certificate" means a certificate signed by (i) the Chairman of the Board or the Chief Executive Officer, the President or an Executive Vice President and by (ii) the Chief Financial Officer, Controller or the Corporate Secretary and delivered to the Trustee. One of the Officers signing an Officers' Certificate given pursuant to Section 10.5 shall be the principal executive, financial or accounting officer of the Company.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company and who shall be acceptable to the Trustee.

     "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

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            (i)    Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, PROVIDED that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

            (iii) Securities which have been paid pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; and

            (iv)   Securities converted into Common Stock pursuant to Article
                   XII;

PROVIDED, HOWEVER, that, in determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee has been notified in writing to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor, and the Trustee shall be protected in relying upon an Officer's Certificate to such effect.

     "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company and, except as otherwise specifically set forth herein, such term shall include the Company if it shall act as its own Paying Agent. The Company has initially appointed the Trustee as its Paying Agent pursuant to Section 10.2.

     "Person" means any individual, corporation, limited liability company, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

     "Place of Conversion" has the meaning specified in Section 3.1.

     "Place of Payment" has the meaning specified in Section 3.1.

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     "Predecessor Security" of any particular Security means every previous
Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Purchase Agreement" means the Purchase Agreement, dated as of July 29, 2003, between the Company and the Initial Purchasers, as such agreement may be amended from time to time.

     "Purchased Shares" has the meaning specified in Section 12.4.

     "Qualified Institutional Buyer" means a "qualified institutional buyer" as defined in Rule 144A.

     "Press Release" means any press release issued by the Company and disseminated to Reuters Business News Services and Bloomberg News Services.

     "Record Date" means any Regular Record Date or Special Record Date.

     "Record Date Period" means the period from the close of business of any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date.

     "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Registrable Securities" has the meaning specified in Section 10.8.

     "Registration Default" has the meaning specified in Section 2.2.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of August 1, 2003, between the Company and the Initial Purchasers, as such agreement may be amended from time to time.

     "Regular Record Date" for interest payable in respect of any Security on any Interest Payment Date means the close of business on January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

     "Repurchase Date" has the meaning specified in Section 14.1.

     "Repurchase Notice" has the meaning specified in Section 14.4.

     "Repurchase Price" has the meaning specified in Section 14.1.

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     "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge and familiarity with the particular subject.

     "Restricted Global Security" has the meaning specified in Section 2.1.

     "Restricted Securities" means all Securities required pursuant to
Section 3.5(3) to bear any Restricted Securities Legend. Such term includes the Restricted Global Security.

     "Restricted Securities Legend" means, collectively, the legends substantially in the forms of the legends required in the form of Security set forth in Section 2.2 to be placed upon each Restricted Security.

     "Rule 144" means Rule 144 under the Securities Act (or any successor provision), as it may be amended from time to time.

     "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

     "Rule 144A Information" has the meaning specified in Section 10.6.

     "Securities" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company".

     "Securities Act" means the United States Securities Act of 1933 (or any successor statute), as amended from time to time.

     "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

     "Shelf Registration Statement" has the meaning specified in Section 10.8.

     "Significant Subsidiary" means, with respect to any Person, a Subsidiary of such Person that would constitute a "significant subsidiary" as such term is defined under Rule 1-02 of Regulation S-X under the Securities Act and the Exchange Act.

     "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 3.7.

     "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

     "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock or other similar interests in the corporation which ordinarily has or have voting power for the election of directors, or persons performing similar functions, whether at all times or only so long as no senior class of stock or other interests has or have such voting power by reason of any contingency.

     "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Surrender Certificate" means a certificate substantially in the form set forth in Annex B.

     "Trading Day" means (i) if the Common Stock is quoted on the Nasdaq National Market or any other system of automated dissemination of quotations of securities prices, days on which trades may be effected through such system,
(ii) if the Common Stock is listed or admitted for trading on any national or regional securities exchange, days on which such national or regional securities exchange is open for business, or (iii) if the Common Stock is not listed on a national or regional securities exchange or quoted on the Nasdaq National Market or any other system of automated dissemination of quotation of securities prices, days on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.

     "Trading Price" has the meaning specified in Section 12.1.

     "Trigger Event' has the meaning specified in Section 12.12.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, and the rules and regulations thereunder, as in force at the date as of which this instrument was executed, PROVIDED, HOWEVER, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, and the rules and regulations thereunder, as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

     "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction (its "possessions" including Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands).

     "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex A.

     "U.S. Government Obligation" has the meaning specified in Section 13.3.

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Section 1.2    COMPLIANCE CERTIFICATES AND OPINIONS.

     Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (including certificates provided for in Section 10.5) shall include:

     (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 1.3    FORM OF DOCUMENTS DELIVERED TO THE TRUSTEE.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company or any other Person stating that the information with respect to such factual matters is in the possession of the Company or such other Person, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 1.4    ACTS OF HOLDERS OF SECURITIES.

     (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. The Trustee shall promptly deliver to the Company copies of all such instruments and records delivered to the Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section.

     (2) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

     (3) The principal amount and serial number of any Security held by any Person, and the date of his holding the same, shall be proved by the Security Register.

     (4) The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner which the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

     (5) The Company may set any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted by this Indenture to be given or taken by Holders. Promptly and in any case not later than ten days after setting a record date, the Company shall notify the Trustee and the Holders of such record date. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 9.1) prior to such first solicitation or vote, as the case may be. With regard to any record date, the Holders on such date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to give or take, or vote on, the relevant action, whether or not such Holders remain Holders after such record date. Notwithstanding the foregoing, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any notice, declaration or direction referred to in the next paragraph.

     Upon receipt by the Trustee from any Holder of (i) any notice of default or breach referred to in Section 5.1(5), if such default or breach has occurred and is continuing and the Trustee shall not have given such a notice to the Company,
(ii) any declaration of acceleration referred to in Section 5.1(5), if an Event of Default has occurred and is continuing and the Trustee shall not have given such a declaration to the Company, or (iii) any direction referred to in
Section 5.12, if the Trustee shall not have taken the action specified in such direction, then, with respect to clauses (ii) and (iii), a record date shall automatically and without any action by the Company or the Trustee be set for determining the Holders entitled to join in such declaration or direction, which record date shall be the close of business on the tenth day (or, if such day is not a Business Day, the first Business Day thereafter) following the day on which the Trustee receives such declaration or direction, and, with respect to clause (i), the Trustee may set any day as a record date for the purpose of determining the Holders entitled to join in such notice of default. Promptly after such receipt by the Trustee of any such declaration or direction referred to in clause (ii) or (iii), and promptly after setting any record date with respect to clause (i), and as soon as practicable thereafter, the Trustee shall notify the Company and the Holders of any such record date so fixed. The Holders on such record date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to join in such notice, declaration or direction, whether or not such Holders remain Holders after such record date; PROVIDED that, unless such notice, declaration or direction shall have become effective by virtue of Holders of the requisite principal amount of Securities on such record date (or their duly appointed agents or proxies) having joined therein on or prior to the 90th day after such record date, such notice, declaration or direction shall automatically and without any action by any Person be canceled and of no further effect. Nothing in this paragraph shall be construed to prevent a Holder (or a duly appointed agent or proxy thereof) from giving, before or after the expiration of such 90-day period, a notice, declaration or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration or direction to which such record date relates, in which event a new record date in respect thereof shall be set pursuant to this paragraph. In addition, nothing in this paragraph shall be construed to render ineffective any notice, declaration or direction of the type referred to in this paragraph given at any time to the Trustee and the Company by Holders (or their duly appointed agents or proxies) of the requisite principal amount of Securities on the date such notice, declaration or direction is so given.

     (6) Except as provided in Section 5.12 and Section 5.13, any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

Section 1.5    NOTICES, ETC. TO THE TRUSTEE AND COMPANY.

     Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

     (1) the Trustee by any Holder of Securities or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing (which may be via facsimile) to or with a Responsible Officer of the Trustee and received at its Corporate Trust Office, Attention: Corporate Trust Administration, priceline.com Incorporated, 1.00% Convertible Senior Notes due August 1, 2010.

     (2) the Company by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, or telecopied and confirmed by mail, first-class postage prepaid, or delivered by hand or overnight courier, addressed to the Company at 800 Connecticut Avenue, Norwalk, Connecticut 06854, Attention: Corporate Secretary, or at any other address previously furnished in writing to the Trustee by the Company.

Section 1.6    NOTICE TO HOLDERS OF SECURITIES; WAIVER.

     Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given to Holders if in writing and mailed, first-class postage prepaid or delivered by an overnight delivery service, to each Holder of a Security affected by such event, at the address of such Holder as it appears in the Security Register, not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice.

     Neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Securities as shall be made with the approval of the Trustee, which approval shall not be unreasonably withheld, shall constitute a sufficient notification to such Holders for every purpose hereunder.

     Such notice shall be deemed to have been given when such notice is mailed.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 1.7    EFFECT OF HEADINGS AND TABLE OF CONTENTS.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 1.8    SUCCESSORS AND ASSIGNS.

     All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 1.9    SEPARABILITY CLAUSE.

     In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 1.10   BENEFITS OF INDENTURE.

     Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors and assigns hereunder and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture.

Section 1.11   GOVERNING LAW.

     THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA.

Section 1.12   LEGAL HOLIDAYS.

     In any case where any Interest Payment Date, Redemption Date, Repurchase Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert his Security shall not be a Business Day at a Place of Payment or Place of Conversion, as the case may be, then (notwithstanding any other provision of this Indenture or of the Securities) payment of principal of, or interest on, or the payment of the Redemption Price, Repurchase Price or Change in Control Repurchase Price (whether the same is payable in cash, shares of Common Stock or a combination thereof in the case of the Repurchase Price or Change in Control Repurchase Price) with respect to, or delivery for conversion of, such Security need not be made at such Place of Payment or Place of Conversion, as the case may be, on or by such day, but may be made on or by the next succeeding Business Day at such Place of Payment or Place of Conversion, as the case may be, with the same force and effect as if made on the Interest Payment Date, Redemption Date, Repurchase Date or Change in Control Repurchase Date, or at the Stated Maturity or by such last day for conversion; PROVIDED, HOWEVER, that in the case that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Repurchase Date, Change in Control Repurchase Date, Stated Maturity or last day for conversion, as the case may be.

Section 1.13   CONFLICT WITH TRUST INDENTURE ACT.

     If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under such Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. Until such time as this Indenture shall be qualified under the Trust Indenture Act, this Indenture, the Company and the Trustee shall be deemed for all purposes hereof to be subject to and governed by the Trust Indenture Act to the same extent as would be the case if this Indenture were so qualified on the date hereof.

                                   ARTICLE II
                                 SECURITY FORMS

Section 2.1    FORM GENERALLY.

     The Securities shall be in substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, the Internal Revenue Code of 1986, as amended, and regulations thereunder (the "Code"), or as may, consistent herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. The Company shall furnish any such legends and endorsements to the Trustee in writing. All Securities shall be in fully registered form.

     The Trustee's certificates of authentication shall be in substantially the form set forth in Section 2.3.

     Conversion notices shall be in substantially the form set forth in
Section 2.4.

     Repurchase notices shall be substantially in the form set forth in
Section 2.2.

     The Securities shall be printed, lithographed, typewritten or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any automated quotation system or securities exchange (including on steel engraved borders if so required by any securities exchange upon which the Securities may be listed) on which the Securities may be quoted or listed, as the case may be, all as determined by the officers executing such Securities, as evidenced by their execution thereof.

     Upon their original issuance, Securities issued as contemplated by the Purchase Agreement to Qualified Institutional Buyers in reliance on Rule 144A shall be issued in the form of one or more Global Securities in definitive, fully registered form without interest coupons and bearing the Restricted Securities Legend. Such Global Security shall be registered in the name of DTC, as Depositary, or its nominee and deposited with the Trustee, as custodian for DTC, for credit by DTC to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). Such Global Security, together with its Successor Securities which are Global Securities, are collectively herein called the "Restricted Global Security".

Section 2.2    FORM OF SECURITY.

                                 [FORM OF FACE]

     [THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH RESTRICTED SECURITY:

THIS NOTE AND ANY COMMON STOCK ISSUABLE UPON THE CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THIS NOTE AND ANY COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (3) TO AN INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

THIS NOTE, ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS NOTE AND ANY SUCH SHARES TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATING TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. THE HOLDER OF THIS NOTE AND ANY SUCH SHARES SHALL BE DEEMED BY THE ACCEPTANCE OF THIS NOTE AND ANY SUCH SHARES TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.]

     [THE FOLLOWING LEGEND SHALL APPEAR ON THE FACE OF EACH GLOBAL SECURITY:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

                           PRICELINE.COM INCORPORATED

                1.00% CONVERTIBLE SENIOR NOTE DUE AUGUST 1, 2010

No.__________________                                            $______________

CUSIP NO. 741503AB2

            PRICELINE.COM INCORPORATED, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to _________________, or registered assigns, the principal sum of ________ United States Dollars (U.S.$______ ) [IF THIS SECURITY IS A GLOBAL SECURITY, THEN INSERT -- (which principal amount may from time to time be [IF INITIAL PURCHASERS' OPTION IS NOT EXERCISED IN FULL ON THE ISSUE DATE, THEN INSERT - increased or] decreased to such other principal amounts (which, taken together with the principal amounts of all other Outstanding Securities, shall not exceed [IF INITIAL PURCHASERS' OPTION IS NOT EXERCISED ON THE ISSUE DATE, THEN INSERT - $100,000,000 or $125,000,000 if the Initial Purchasers' Option is exercised in full] [IF INITIAL PURCHASERS' OPTION IS EXERCISED IN FULL ON THE ISSUE DATE, THEN INSERT - $125,000,000])) by adjustments made on the records of the Trustee hereinafter referred to in accordance with the Indenture)] on August 1, 2010 and to pay interest thereon, from August 1, 2003, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 in each year (each, an "Interest Payment Date"), commencing February 1, 2004, at the rate of 1.00% per annum, until the principal hereof is due, and at the rate of 1.00% per annum on any overdue principal and, to the extent permitted by law, on any overdue interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders of Securities not less than 10 days prior to the Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any automated quotation system or securities exchange on which the Securities may be quoted or listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Security at the option of the Holder at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, in such lawful monies of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, or at such other offices or agencies as the Company may designate, by United States Dollar check drawn on, or wire transfer to, a United States Dollar account (such a transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of U.S.$2,000,000 and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date). Payment of interest on this Security may be made by United States Dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or, upon written application by the Holder to the Security Registrar setting forth wire instructions not later than the relevant Record Date, by transfer to a United States Dollar account (such a transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of U.S. $2,000,000 and only if such Holder shall have furnished wire instructions in writing to the Trustee no later than 15 days prior to the relevant payment date).

     Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or an Authenticating Agent by the manual signature of one of their respective authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this Security to be duly executed.


                                       PRICELINE.COM INCORPORATED

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:
Attest:


By:
    -----------------------------
Name:
Title:


TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

Dated: August  , 2003


AMERICAN STOCK TRANSFER & TRUST COMPANY, as Trustee


By:
    -----------------------------------
           Authorized Signatory

                                [FORM OF REVERSE]

     This Security is one of a duly authorized issue of securities of the Company designated as its "1.00% Convertible Senior Notes due August 1, 2010" (herein called the "Securities"), limited in aggregate principal amount to U.S. $100,000,000 (or $125,000,000 if the Initial Purchasers' Option is exercised in full), issued and to be issued under an Indenture, dated as of August 1, 2003 (herein called the "Indenture"), between the Company and American Stock Transfer & Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of any authorized denominations as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged, at the Corporate Trust Office of the Trustee. The Trustee upon such surrender by the Holder will issue the new Securities in the requested denominations.

     No sinking fund is provided for the Securities.

     The Securities are also subject to redemption at the option of the Company at any time on or after August 1, 2008, in whole or in part, upon not less than 30 nor more than 60 days' notice to the Holders prior to the Redemption Date at a Redemption Price equal to 100% of the principal amount, together, in each case, with accrued and unpaid interest and Liquidated Damages, if any, to, but excluding, the Redemption Date; PROVIDED, HOWEVER, that interest installments on Securities whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.

     In the event of a redemption of the Securities, the Company will not be required (a) to register the transfer or exchange of Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption or (b) to register the transfer or exchange of any Security, or portion thereof, called for redemption.

     Notice to the Holders will be given not more than 60 and not less than 30 days prior to the Redemption Date as provided in the Indenture.

     In any case where the due date for the payment of the principal of or interest or Liquidated Damages on any Security or the last day on which a Holder of a Security has a right to convert his Security shall be, at any Place of Payment or Place of Conversion as the case may be, a day on which banking institutions at such Place of Payment or Place of Conversion are authorized or obligated by law or executive order to close, then payment of principal, interest, or Liquidated Damages, or delivery for conversion of such Security need not be made on or by such date at such place but may be made on or by the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law or executive order to close, with the same force and effect as if made on the date for such payment or the date fixed for redemption or repurchase, or by such last day for conversion, and no interest shall accrue on the amount so payable for the period after such date.

     Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his option, to convert any Security that is an integral multiple of $1,000 into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Company at the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion and subject to the adjustments described below, as follows:

     (1) if, on or prior to August 1, 2008, the Closing Price Per Share of the Common Stock for at least 20 Trading Days in the period of the 30 consecutive Trading Days ending on the first day of a Conversion Period was more than 110% of the then current Conversion Price of the Securities, then the Holder thereof will be entitled to convert such Security during that Conversion Period;

     (2) if, on any date after August 1, 2008 and prior to the Stated Maturity, the Closing Price Per Share of the Common Stock is more than 110% of the then current Conversion Price of the Securities, then the Holder thereof will be entitled to convert such Security at all times thereafter;

     (3) if the Company distributes to all or substantially all holders of Common Stock rights, options or warrants entitling them to purchase Common Stock at less than the Closing Price Per Share of the Common Stock on the last Trading Day preceding the declaration of such distribution, then the Holder will be entitled to convert such Security during the period specified below;

     (4) if the Company distributes to all or substantially all holders of Common Stock cash, assets, debt securities or capital stock, which distribution has a per share value as determined by the Board of Directors exceeding 5% of the Closing Price Per Share of the Common Stock on the last Trading Day preceding the declaration of such distribution, then the Holder will be entitled to convert such Security during the period specified below; or

     (5) if the Company becomes a party to a consolidation, merger or sale of all or substantially all of the Company's assets where such consolidation, merger or sale of all or substantially all of the Company's assets constitutes a Change in Control, then the Holder will be entitled to convert such Security during the period specified below.

     In the case of a distribution contemplated by clauses (3) and (4) above, the Company will notify Holders at least 20 days prior to the ex-dividend date for such distribution (the "Distribution Notice"). Once the Company has given the Distribution Notice, Holders may surrender their Securities for conversion at any time until the earlier of the close of business on last Business Day preceding the ex-dividend date or the Company's announcement that such distribution will not take place. Notwithstanding the foregoing, in the event of a distribution contemplated by clauses (3) and (4) above, Holders may not convert the Securities if the Holders may participate in such distribution without converting their Securities. In the event of a consolidation, merger or sale of all or substantially all of the Company's assets as contemplated by clause (5) above, the Company will notify Holders at least 20 days prior to the anticipated closing date of such transaction (the "Merger Notice"). Once the Company has given the Merger Notice, the Holders may, in the event of such consolidation, merger or sale of all or substantially all of the Company's assets, surrender Securities for conversion at any time from and after the date which is 15 days prior to the anticipated closing date of such transaction until the date which is 15 days after the actual closing date of such transaction.

     Subject to the provisions of the Indenture, the Holder of a Security is entitled, at its option, to convert the principal amount of this Security (or any portion thereof equal to $1,000 or any integral multiple of $1,000 in excess thereof) into Common Stock for the five Business Day period after any five consecutive Trading Day period in which the average Trading Prices for the Securities for such five Trading Day period was less than 95% of the average Conversion Value for the Securities during such period; PROVIDED, HOWEVER, if on the Conversion Date, the Closing Price Per Share of Common Stock is greater than the then current Conversion Price of the Securities and less than or equal to 110% of the then current Conversion Price of the Securities, a Holder surrenders its Securities for conversion and the Securities are not otherwise convertible, then such Holder will receive, at the Company's option, cash, Common Stock or a combination of cash and Common Stock with a value equal to the principal amount of such Holder's Securities on such Conversion Date. The Trustee will determine the average Trading Prices after being requested by the Company to do so as more fully described in the Indenture. If the Company elects to pay the Holder in Common Stock or in a combination of cash and Common Stock, the Company will notify the Holder in writing, and the Common Stock will be valued at 100% of the average Closing Price Per Share for the five Trading Days immediately following the Conversion Date.

     Subject to and upon compliance with the terms described above and the provisions of the Indenture, the Holder of this Security is entitled, at his option, at any time on or before the close of business on the date of Maturity, or in case this Security or a portion hereof is called for redemption or the Holder hereof has exercised his right to require the Company to repurchase this Security or such portion hereof, then in respect of this Security until the Business Day immediately preceding, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the Business Day immediately preceding the Redemption Date, the Repurchase Date or the Change in Control Repurchase Date, as the case may be, to convert this Security (or any portion of the principal amount hereof that is an integral multiple of U.S.$1,000, PROVIDED that the unconverted portion of such principal amount is U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof) into fully paid and nonassessable shares of Common Stock of the Company at an initial Conversion Rate of 25.0000 shares of Common Stock for each U.S.$1,000 principal amount of Securities (or at the current adjusted Conversion Rate if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (except if this Security or portion thereof has been called for redemption on a Redemption Date or is repurchasable on a Repurchase Date or Change in Control Repurchase Date occurring, in either case, during such period and, as a result, the right to convert this Security would otherwise terminate in such period if not exercised), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted, and also the conversion notice hereon duly executed, to the

Company at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company, subject to any laws or regulations applicable thereto and subject to the right of the Company to terminate the appointment of any Conversion Agent (as defined below) as may be designated by it for such purpose in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate (each a "Conversion Agent"), PROVIDED, FURTHER, that if this Security or portion hereof has been called for redemption on a Redemption Date or is repurchasable on a Repurchase Date or Change in Control Repurchase Date occurring, in either case, during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such succeeding Interest Payment Date, and as a result, the right to convert this Security would otherwise terminate in such period if not exercised and this Security is surrendered for conversion during such period, then the Holder of this Security on such Regular Record Date will be entitled to receive the interest accruing hereon from the Interest Payment Date next preceding the date of such conversion to such succeeding Interest Payment Date and the Holder of this Security who converts this Security or a portion hereof during such period shall not be required to pay such interest upon surrender of this Security for conversion. Subject to the provisions of the preceding sentence and, in the case of a conversion after the close of business on the Regular Record Date next preceding any Interest Payment Date and on or before the close of business on such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security of record as of such Regular Record Date) to receive the related installment of interest to the extent and under the circumstances provided in the Indenture, no cash payment or adjustment is to be made on conversion for interest accrued hereon from the Interest Payment Date next preceding the day of conversion, or for dividends on the Common Stock issued on conversion hereof. The Company shall thereafter deliver to the Holder the fixed number of shares of Common Stock (together with any cash adjustment, as provided in the Indenture) into which this Security is convertible and such delivery will be deemed to satisfy the Company's obligation to pay the principal amount of this Security. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Rate is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party (other than a consolidation or merger that does not result in any reclassification, conversion, exchange or cancellation of the Common Stock) or the conveyance, transfer, sale or lease of all or substantially all of the property and assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then Outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of the number of shares of Common Stock of the Company into which this Security could have been converted immediately prior to such consolidation, merger, conveyance, transfer, sale or lease (assuming such holder of Common Stock is not a Constituent Person or an Affiliate of a Constituent Person, failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of Non-electing Shares). No adjustment in the Conversion Rate will be made until such adjustment would require an increase or decrease of at least one percent of such rate, PROVIDED that any adjustment that would otherwise be made will be carried forward and taken into account in the computation of any subsequent adjustment. A Holder may convert all or part of this Security by delivering this Security at the corporate trust office of the

Trustee accompanied by a duly signed and completed conversion notice, a copy of which may be obtained by the Trustee. [IF THIS SECURITY IS A GLOBAL SECURITY, THEN INSERT - DTC will affect the conversion upon notice from the Holder of a beneficial interest in this Security in accordance with DTC's rules and procedures.] The conversion date will be the date on which the Security and the duly signed and completed conversion notice are so delivered.

     If this Security is a Registrable Security (as defined in this Indenture), then the Holder of this Security [IF THIS SECURITY IS A GLOBAL SECURITY, THEN INSERT -- (including any Person that has a beneficial interest in this Security)] and the Common Stock of the Company issuable upon conversion hereof is entitled to the benefits of a Registration Rights Agreement, dated as of August 1, 2003, executed by the Company (the "Registration Rights Agreement") between the Company and the Initial Purchasers. Pursuant to the Registration Rights Agreement, the Company has agreed for the benefit of the Holders from time to time of the Registrable Securities that it will, at its expense, (a) within 90 days after the Issue Date file a shelf registration statement (the "Shelf Registration Statement") with the Commission with respect to resales of the Registrable Securities, (b) use its best efforts to cause such Shelf Registration Statement to be declared effective by the Commission within 180 days after the Issue Date of the Securities, PROVIDED, HOWEVER, that the Company may, upon written notice to all the Holders, postpone having the Shelf Registration Statement declared effective for a reasonable period not to exceed 90 days if the Company possesses material non-public information, the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as a whole, and (c) use its best efforts to maintain such Shelf Registration Statement effective under the Securities Act until the earliest of (i) the sale of all outstanding Registrable Securities registered under such Shelf Registration; (ii) the expiration of the period referred to in Rule 144(k) of the Securities Act with respect to Registrable Securities held by non-affiliates of the Company, (iii) all the Registrable Securities have ceased to be outstanding (whether as a result of redemption, repurchase, cancellation, conversion or otherwise); and (iv) two years after the effective date of such Shelf Registration Statement (the "Effectiveness Period"). The Company will be permitted to suspend the use of the prospectus which is part of the Shelf Registration Statement during certain periods of time as provided in the Registration Rights Agreement.

     If (i) on or prior to 90 days following the Issue Date, a Shelf Registration Statement has not been filed with the Commission, or (ii) on or prior to the 180th day following the Issue Date, such Shelf Registration Statement is not declared effective (each, a "Registration Default"), additional interest ("Liquidated Damages") will accrue on this Restricted Security from and including the day following such Registration Default to but excluding the day on which such Registration Default has been cured. Liquidated Damages will be paid semi-annually in arrears, with the first semi-annual payment due on the first Interest Payment Date, as applicable, in respect of the Restricted Securities following the date on which such Liquidated Damages begin to accrue, and will accrue at a rate per annum equal to one-quarter of one percent (0.25%) of the principal amount of the Restricted Securities to and including the 90th day following such Registration Default and at a rate per annum equal to one-half of one percent (0.50%) thereof from and after the 91st day following such Registration Default. Pursuant to the Registration Rights Agreement, in the event that the Shelf Registration Statement ceases to be effective (or the Holders of Registrable Securities are otherwise prevented or restricted by the Company from effecting sales pursuant thereto) (an "Effective

Failure") during the Effectiveness Period for more than 30 days, whether or not consecutive, during any 90-day period or for more than 90 days, whether or not consecutive, during any 12-month period, then the interest rate borne by the Restricted Securities shall increase by an additional one-half of one percent (0.50%) per annum from the 31st day of the applicable 90-day period or the 91st day of the applicable 12-month period until the earlier of (A) such time as the Effective Failure is cured or (B) the Effectiveness Period expires.

     Whenever in this Security there is a reference, in any context, to the payment of the principal of, or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of Liquidated Damages payable as described in the preceding paragraph to the extent that, in such context, Liquidated Damages are, were or would be payable in respect of such Security and express mention of the payment of Liquidated Damages (if applicable) in any provisions of this Security shall not be construed as excluding Liquidated Damages in those provisions of this Security where such express mention is not made.

     If this Security is a Registrable Security and the Holder of this Security [IF THIS SECURITY IS A GLOBAL SECURITY, THEN INSERT -- (including any Person that has a beneficial interest in this Security)] elects to sell this Security pursuant to the Shelf Registration Statement then, by its acceptance hereof, such Holder of this Security agrees to be bound by the terms of the Registration Rights Agreement relating to the Registrable Securities which are the subject of such election.

            Subject to the terms and conditions of the Indenture, the Company shall repurchase all or a portion of the Securities (any such portion begin at least $1,000 or an integral multiple of $1,000 in excess thereof and provided that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be Outstanding after such repurchase is equal to $1,000 or integral multiples of $1,000 in excess thereof) at the option of the Holder on August 1, 2008 (the "Repurchase Date"), at a repurchase price equal to 100% of the principal amount of the Securities to be repurchased, plus interest accrued but unpaid to, but excluding, such Repurchase Date (the "Repurchase Price"). At the option of the Company, the Repurchase Price may be paid in cash, or subject to the fulfillment by the Company of the conditions set forth in the Indenture, by delivery of shares of Common Stock having a fair market value to the Repurchase Price (less any cash payments), or a combination of cash and Common Stock.

     If a Change in Control occurs, the Holder of this Security, at the Holder's option, shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase this Security (or any portion of the principal amount hereof that is at least $1,000 or an integral multiple of $1,000 in excess thereof, PROVIDED that the portion of the principal amount of this Security to be Outstanding after such repurchase is at least equal to U.S.$1,000) at a Change in Control Repurchase Price equal to 100% of the principal amount thereof plus interest accrued to the Change in Control Repurchase Date. At the option of the Company, the Change in Control Repurchase Price may be paid in cash or, subject to the conditions provided in the Indenture, by delivery of shares of Common Stock having a fair market value equal to the Change in Control Repurchase Price.

     For purposes of the two preceding paragraphs, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices Per Share for the five consecutive Trading Days immediately preceding and including the third Trading Day prior to the Repurchase Date or the Change in Control Repurchase Price, as the case may be. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price or the Change in Control Repurchase Price, as the case may be, payable in respect of such Security to the extent that such Repurchase Price or Change in Control Repurchase Price, as the case may be, is, was or would be so payable at such time, and express mention of the Repurchase Price or the Change in Control Repurchase Price, as the case may be, in any provision of this Security shall not be construed as excluding the Repurchase Price or the Change in Control Repurchase Price, as the case may be so payable in those provisions of this Security when such express mention is not made.

     [THE FOLLOWING PARAGRAPH SHALL APPEAR IN EACH GLOBAL SECURITY:

     In the event of a deposit or withdrawal of an interest in this Security, including an exchange, transfer, redemption, repurchase or conversion of this Security in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such deposit or withdrawal in accordance with the Applicable Procedures.]

     [THE FOLLOWING PARAGRAPH SHALL APPEAR IN EACH SECURITY THAT IS NOT A GLOBAL
SECURITY:

     In the event of redemption, repurchase or conversion of this Security in part only, a new Security or Securities for the unredeemed, unrepurchased or unconverted portion hereof will be issued in the name of the Holder hereof.]

     If an Event of Default shall occur and be continuing, the principal of all the Securities, together with accrued and unpaid interest and Liquidated Damages, if any, to the date of declaration, may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable, together with accrued interest to the date of declaration, and (ii) of interest on any overdue principal and, to the extent permitted by applicable law, overdue interest, all of the Company's obligations in respect of the payment of the principal of and interest on the Securities shall terminate.

     [THE FOLLOWING PARAGRAPH SHALL APPEAR IN EACH GLOBAL SECURITY:

     In the event of a withdrawal of an interest in this Security resulting from any redemption, repurchase or conversion of this Security in part only, the Trustee, as custodian of the Depositary, shall make an adjustment on its records to reflect such withdrawal in accordance with the Applicable Procedures.]

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the written consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange therefore or in lieu hereof whether or not notation of such consent or waiver is made upon this Security or such other Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of the Securities Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest (including Liquidated Damages) hereon on or after the respective due dates expressed herein or for the enforcement of the right to convert this Security as provided in the Indenture.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest (including Liquidated Damages) on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register upon surrender of this Security for registration of transfer at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose in the Borough of Manhattan, The City of New York (which shall initially be an office or agency of the Trustee), or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees by the Security Registrar. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

     Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

     Prior to due presentation of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered, as the owner thereof for all purposes, whether or not such Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     No recourse for the payment of the principal or interest on this Security and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of consideration for the issue hereof, expressly waived and released.

     THE INDENTURE AND THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                  ABBREVIATIONS

     The following abbreviations, when used in the inscription of the face of this Security, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  as tenant in common          UNIF GIFT MIN ACT  ____ Custodian ____
TEN ENT  as tenants by the                               (Cust)        (Minor)
         entireties (Cust)                               under Uniform Gifts to
JT TEN   as joint tenants with right                     Minors Act _______
         of survivorship and not as                                 (State)
         tenants in common

Additional abbreviations may also be used though not in the above list.

                    ELECTION OF HOLDER TO REQUIRE REPURCHASE

     (1) Pursuant to Section 14.2 of the Indenture, the undersigned hereby elects to have this Security repurchased by the Company.

     (2) The undersigned hereby directs the Trustee or the Company to pay it or ______________ an amount in cash or, at the Company's election, Common Stock valued as set forth in the Indenture, equal to 100% of the principal amount to be repurchased (less any cash payments) (as set forth below), or a combination of cash and Common Stock plus interest accrued to, but excluding, the Repurchase Date, as provided in the Indenture.

Dated:

------------------------------------------------

------------------------------------------------

Signature(s)

Signature(s) must be guaranteed by an
Eligible Guarantor Institution with
membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

------------------------------------------------
Signature Guaranteed

Principal amount to be repurchased (at least
U.S. $1,000 or an integral multiple of $1,000 in excess thereof): ___________________

Remaining principal amount following such
repurchase (not less than U.S. $1,000):
_________________

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

Section 2.3    FORM OF CERTIFICATE OF AUTHENTICATION.

     The Trustee's certificate of authentication shall be in substantially the following form:

     This is one of the Securities referred to in the within-mentioned
Indenture.

Dated:
       -----------------

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                AMERICAN STOCK TRANSFER &
                  TRUST COMPANY
                as Trustee

                By:
                   -----------------------------
                   Authorized Signatory

Section 2.4    FORM OF CONVERSION NOTICE.

                                CONVERSION NOTICE

     The undersigned Holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is U.S.$1,000 or an integral multiple of U.S.$1,000 in excess thereof, PROVIDED that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that such shares, together with a check in payment for any fractional share and any Securities representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock or Securities are to be registered in the name of a Person other than the undersigned, (a) the undersigned will pay all transfer taxes payable with respect thereto and (b) signature(s) must be guaranteed by an Eligible Guarantor Institution with membership in an approved signature guarantee program pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:
      ----------------  ----------------------------------------------
                                         Signature(s)

If shares or Securities are to be registered in the name of a Person other than the Holder, please print such Person's name and address:

------------------------------------------------
(Name)


------------------------------------------------

------------------------------------------------
(Address)

------------------------------------------------
Social Security or other Identification

Number, if any

------------------------------------------------
[Signature Guaranteed]

If only a portion of the Securities is to be converted, please indicate:

1.   Principal amount to be converted: U.S. $ ___________

2. Principal amount and denomination of Securities representing unconverted principal amount to be issued:

     Amount: U.S. $___________     Denominations: U.S. $____________

(U.S.$1,000 or any integral multiple of U.S.$1,000 in excess thereof, PROVIDED that the unconverted portion of such principal amount is U.S. $1,000 or any integral multiple of U.S. $1,000 in excess thereof)

Section 2.5    FORM OF ASSIGNMENT.

                                   ASSIGNMENT

     For value received ________________ hereby sell(s), assign(s) and transfer(s) unto ________________ (Please insert social security or other identifying number of assignee) the within Security, and hereby irrevocably constitutes and appoints ____________________as attorney to transfer the said Security on the books of the Company, with full power of substitution in the premises.

Dated:
      ----------------  ------------------------------------------

                                   -------------------------------------
                                   Signature(s)

                                   Signature(s) must be guaranteed by an
                                   Eligible Guarantor Institution with
                                   membership in an approved signature guarantee program pursuant to Rule 17Ad - 15 under the Securities Exchange Act of 1934.

                                   -------------------------------------
                                   Signature Guaranteed

                                   ARTICLE III
                                 THE SECURITIES

Section 3.1    TITLE AND TERMS.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to U.S. $100,000,000, as such amount may be increased, but not by an amount in excess of $25,000,000, solely as a result of the purchase of additional Securities (the "Additional Securities") pursuant to the option granted by the Company in the Purchase Agreement to the several Initial Purchasers (the "Initial Purchasers' Option"), except for Securities authenticated and delivered pursuant to Section 3.4, Section 3.5,
Section 3.6, Section 8.5, Section 12.2 or Section 14.4(6) in exchange for, or in lieu of, other Securities previously authenticated and delivered under this Indenture.

     (1) The Securities shall be known and designated as the "1.00% Convertible Senior Notes due August 1, 2010" of the Company. Their Stated Maturity shall be August 1, 2010 and they shall bear interest on their principal amount from August 1, 2003, payable semi-annually in arrears on February 1 and August 1 in each year, commencing February 1, 2004, at the rate of 1.00% per annum until the principal thereof is due and at the rate of 1.00% per annum on any overdue principal and, to the extent permitted by law, on any overdue interest; PROVIDED, HOWEVER, that payments shall only be made on a Business Day as provided in Section 1.12.

     Upon receipt by the Trustee of an Officers' Certificate stating that the Initial Purchasers have elected to purchase from the Company a specified aggregate principal amount of Additional Securities not to exceed a total of $25,000,000 (all such elections in accordance with this paragraph pursuant to the Purchase Agreement), the Trustee shall authenticate and make available for delivery such specified aggregate principal amount of such Additional Securities to or upon a Company Request, and such specified aggregate principal amount of such Additional Securities shall be considered part of the original aggregate principal amount of the Securities.

     The principal of and interest on the Securities shall be payable as provided in the form of Securities set forth in Section 2.2, and the Repurchase Price or the Change in Control Repurchase Prices, as the case may be, whether payable in cash or in shares of Common Stock or a combination thereof, shall be payable at such places as are identified in the Company Notice given pursuant to
Section 14.4 (any city in which any Paying Agent is located being herein called a "Place of Payment").

     The Registrable Securities are entitled to the benefits of a Registration Rights Agreement as provided by Section 10.8 and in the form of Security set forth in Section 2.2. The Securities are entitled to the payment of Liquidated Damages as provided by Section 10.8.

     The Securities shall be redeemable at the option of the Company at any time on or after August 1, 2008, in whole or in part, subject to the conditions and as otherwise provided in Article XI and in the form of Security set forth in
Section 2.2.

     The Securities shall be convertible as provided in Article XII (any city in which any Conversion Agent is located being herein called a "Place of Conversion").

     The Securities shall be subject to repurchase by the Company at the option of the Holders as provided in Article XIV.

Section 3.2    DENOMINATIONS.

     The Securities shall be issuable only in registered form, without coupons, in denominations of U.S.$1,000 and integral multiples of U.S.$1,000 in excess thereof.

Section 3.3    EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

     The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Financial Officer, one of its Executive Vice Presidents, and attested by its Chief Operating Officer, Controller or Secretary. Any such signature may be manual or facsimile.

     Securities bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee or to its order for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

Section 3.4    GLOBAL SECURITIES; NON-GLOBAL SECURITIES; BOOK-ENTRY PROVISIONS.

     (1)    Global Securities

            (A) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated by the Company for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture. The Company hereby appoints DTC as the Depositary.

            (B) Except for exchanges of Global Securities for definitive, Non-global Securities at the sole discretion of the Company, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered as such under the Exchange Act or announces an intention permanently to cease business or does in fact do so or (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security. In such event, if a successor Depositary for such Global Security is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of an Officers' Certificate directing the authentication and delivery of Securities, will authenticate and deliver, Securities, in any authorized denominations in an aggregate principal amount equal to the principal amount of such Global Security in exchange for such Global Security.

            (C) If any Global Security is to be exchanged for other Securities or canceled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation, as provided in this Article III. If any Global Security is to be exchanged for other Securities or canceled in part, or if another Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, in each case, as provided in Section 3.5, then either (A) such Global Security shall be so surrendered for exchange or cancellation, as provided in this Article III, or (B) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, by means of an appropriate adjustment made on the records of the Trustee, as Security Registrar, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representative to make a corresponding adjustment to its records. Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to Section 3.5(3) and as otherwise provided in this Article III, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article III if such order, direction or request is given or made in accordance with the Applicable Procedures.

            (D) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article III or otherwise, shall be authenticated and delivered in the form of, and shall be, a registered Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof, in which case such Security shall be authenticated and delivered in definitive, fully registered form, without interest coupons.

            (E) The Depositary or its nominee, as registered owner of a Global Security, shall be the Holder of such Global Security for all purposes under the Indenture and the Securities, and owners of beneficial interests in a Global Security shall hold such interests pursuant to the Applicable Procedures. Accordingly, any such owner's beneficial interest in a Global Security will be shown only on, and the transfer of such interest shall be effected only through, records maintained by the Depositary or its nominee or its Agent Members and such owners of beneficial interests in a Global Security will not be considered the owners or holders thereof.

     (2) Non-global Securities. Securities issued upon the events described in Section 3.4(1)(B) shall be in definitive, fully registered form, without interest coupons, and shall bear the Restricted Securities Legend if and as required by this Indenture.

Section 3.5 REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE; RESTRICTIONS ON TRANSFER.

     (1) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

     Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

     At the option of the Holder, and subject to the other provisions of this
Section 3.5, Securities may be exchanged for other Securities of any authorized denomination and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of this
Section 3.5, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities that the Holder making the exchange is entitled to receive. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture as the Securities surrendered upon such registration of transfer or exchange.

     No service charge shall be made to a Holder for any registration of transfer or exchange of Securities except as provided in Section 3.6, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4,

Section 8.5, Section 12.2 or Section 14.4 (other than where the shares of Common Stock are to be issued or delivered in a name other than that of the Holder of the Security) not involving any transfer and other than any stamp and other duties, if any, which may be imposed in connection with any such transfer or exchange by the United States or any political subdivision thereof or therein, which shall be paid by the Company.

     In the event of a redemption of the Securities, neither the Company nor the Securities Registrar will be required (a) to register the transfer of or exchange Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption or (b) to register the transfer of or exchange any Security, or portion thereof, called for redemption.

     (2) CERTAIN TRANSFERS AND EXCHANGES. Notwithstanding any other provision of this Indenture or the Securities, transfers and exchanges of Securities and beneficial interests in a Global Security of the kinds specified in this Section 3.5(2) shall be made only in accordance with this Section 3.5(2).

            (A) RESTRICTED GLOBAL SECURITY TO RESTRICTED NON-GLOBAL SECURITY. In the event that Non-global Securities are to be issued pursuant to Section 3.4(1)(B) in connection with any transfer of Securities, such transfer may be effected only in accordance with the provisions of this Clause (2)(i) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) a Company Order from the Company directing the Trustee, as Security Registrar, to (x) authenticate and deliver one or more Securities of the same aggregate principal amount as the beneficial interest in the Restricted Global Security to be transferred, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Securities to be so issued and appropriate delivery instructions and (y) decrease the beneficial interest of a specified Agent Member's account in a Restricted Global Security by a specified principal amount not greater than the principal amount of such Restricted Global Security, and
(B) such other certifications, legal opinions or other information as the Company or the Trustee may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then the Trustee, as Security Registrar, shall decrease the principal amount of the Restricted Global Security by the specified amount and authenticate and deliver Securities in accordance with such instructions from the Company as provided in Section 3.4(1)(C).

            (B) RESTRICTED NON-GLOBAL SECURITY TO RESTRICTED GLOBAL SECURITY. If the Holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Restricted Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected only in accordance with the provisions of this Clause (2)(ii) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of such Restricted Security as provided in Section 3.5(1) and instructions from the Company directing that a beneficial interest in the Restricted Global Security in a specified principal amount not greater than the principal amount of such Security be credited to a specified Agent Member's account, then the Trustee, as Security Registrar, shall cancel such Restricted Security (and issue a new Restricted Security in respect of any untransferred portion thereof) as provided in Section 3.5(1) and increase the principal amount of the Restricted Global Security by the specified principal amount as provided in Section 3.4(1)(C).

            (C) EXCHANGES BETWEEN GLOBAL SECURITY AND NON-GLOBAL SECURITY. A beneficial interest in a Global Security may be exchanged for a Security that is not a Global Security only as provided in Section 3.4 or only if such exchange occurs in connection with a transfer effected in accordance with Clause 2(i) above, PROVIDED that, if such interest is a beneficial interest in the Restricted Global Security, then such interest shall be exchanged for a Restricted Security (subject in each case to Section 3.5(3). A Security that is not a Global Security may be exchanged for a beneficial interest in a Global Security only if such exchange occurs in connection with a transfer effected in accordance with Clause (2)(ii) above.

     (3) SECURITIES ACT LEGENDS. All Securities issued pursuant to this Indenture, and all Successor Securities, shall bear the Restricted Securities Legend and shall be subject to the restrictions on transfer specified therein, subject to the following:

            (A) subject to the following Clauses of this Section 3.5(3), a Security or any portion thereof which is exchanged, upon transfer or otherwise, for a Global Security or any portion thereof shall bear the Restricted Securities Legend borne by such Global Security for which the Security was exchanged;

            (B) subject to the following Clauses of this Section 3.5(3), a new Security that is not a Global Security and is issued in exchange for another Security (including a Global Security) or any portion thereof, upon transfer or otherwise, shall bear the Restricted Securities Legend borne by the Security for which the new Security was exchanged;

            (C) any Securities that are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act (including the Shelf Registration Statement), together with their Successor Securities shall not bear a Restricted Securities Legend; the Company shall inform the Trustee in writing of the effective date of any such registration statement registering the Securities under the Securities Act and shall notify the Trustee at any time when prospectuses must be delivered with respect to Securities to be sold pursuant to such registration statement. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned registration statement;

            (D) at any time after the Securities may be freely transferred without registration under the Securities Act or without being subject to transfer restrictions pursuant to the Securities Act, a new Security that does not bear a Restricted Securities Legend may be issued in exchange for or in lieu of a Security (other than a Global Security) or any portion thereof that bears such a legend if the Trustee has received an Unrestricted Securities Certificate, satisfactory to the Trustee and duly executed by the Holder of such Security bearing a Restricted Securities Legend or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Trustee shall authenticate and deliver such new Security in exchange for or in lieu of such other Security as provided in this Article III;

            (E) a new Security that does not bear a Restricted Securities Legend may be issued in exchange for or in lieu of a Security or any portion thereof that bears such a legend if, in the Company's judgment, placing such a legend upon such new Security is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Trustee, at the direction of the Company, shall authenticate and deliver such a new Security as provided in this Article III; and

            (F) notwithstanding the foregoing provisions of this Section 3.5(3), a Successor Security of a Security that does not bear a Restricted Securities Legend shall not bear such legend unless the Company has reasonable cause to believe that such Successor Security is a "restricted security" within the meaning of Rule 144, in which case the Trustee, at the direction of the Company, shall authenticate and deliver a new Security bearing a Restricted Securities Legend in exchange for such Successor Security as provided in this Article.

     (4) Any stock certificate representing shares of Common Stock issued upon conversion of the Securities shall bear the Restricted Securities Legend borne by such Securities, to the extent required by this Indenture, unless such shares of Common Stock have been sold pursuant to a registration statement that has been declared effective under the Securities Act (and that continues to be effective at the time of such transfer) or sold pursuant to Rule 144(k) of the Securities Act, or unless otherwise agreed by the Company in writing with written notice thereof to the transfer agent for the Common Stock. With respect to the transfer of shares of Common Stock issued upon conversion of the Securities that are restricted hereunder, any deliveries of certificates, legal opinions or other instruments that would be required to be made to the Security Registrar in the case of a transfer of Securities, as described above, shall instead be made to the transfer agent for the Common Stock.

     (5)    Neither the Trustee, the Paying Agent nor any of their agents shall
(i) have any duty to monitor compliance with or with respect to any federal or state or other securities or tax laws or (ii) have any duty to obtain documentation on any transfers or exchanges other than as specifically required hereunder.

Section 3.6    MUTILATED, DESTROYED, LOST OR STOLEN SECURITIES.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there be delivered to the Company and to the Trustee:

     (1) evidence to their satisfaction of the destruction, loss or theft of any Security, and

     (2) such security or indemnity as may be satisfactory to the Company and the Trustee to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security, upon satisfaction of the conditions set forth in the preceding paragraph.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto (other than any stamp and other duties, if any, which may be imposed in connection therewith by the United States or any political subdivision thereof or therein, which shall be paid by the Company) and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies of any Holder with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 3.7    PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

     Subject to the last paragraph of this Section, interest or Liquidated Damages on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest or Liquidated Damages on any Security that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

     (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security, the date of the proposed payment and the Special Record Date, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. The Special Record Date for the payment of such Defaulted Interest shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at such Holder's address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

     (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing and following provisions of this Section and
Section 3.5, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     Interest on any Security that is converted in accordance with Section 12.2 during a Record Date Period shall be payable in accordance with the provisions of Section 12.2.

Section 3.8    PERSONS DEEMED OWNERS.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee, any Paying Agent and any agent of the Company, the Trustee or any Paying Agent may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 3.7) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee, any Paying Agent nor any agent of the Company, the Trustee or any Paying Agent shall be affected by notice to the contrary.

Section 3.9    CANCELLATION.

     All Securities surrendered for payment, redemption, repurchase, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered to the Trustee shall be canceled promptly by the Trustee (or its agent). No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 3.9. The Trustee shall dispose of all canceled Securities in accordance with applicable law and its customary practices in effect from time to time.

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Section 3.10   COMPUTATION OF INTEREST.

     Interest on the Securities (including any Liquidated Damages) shall be computed on the basis of a 360-day year of twelve 30-day months.

Section 3.11   CUSIP NUMBERS.

     The Company in issuing Securities may use "CUSIP" numbers (if then generally in use) in addition to serial numbers; if so, the Trustee shall use such CUSIP numbers in addition to serial numbers in notices of redemption and repurchase as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such CUSIP numbers either as printed on the Securities or as contained in any notice of a redemption or repurchase and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption or repurchase shall not be affected by any defect in or omission of such CUSIP numbers.

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

Section 4.1    SATISFACTION AND DISCHARGE OF INDENTURE.

     This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, or registration of transfer or exchange, or replacement of Securities herein expressly provided for and any right to receive Liquidated Damages as provided in the Registration Rights Agreement and in the form of Securities set forth in Section 2.2 and the Company's obligations to the Trustee pursuant to Section 6.7), and the Trustee, at the expense of the Company, shall execute proper instruments in form and substance satisfactory to the Trustee acknowledging satisfaction and discharge of this Indenture, when

     (1)    either

            (A) all Securities theretofore authenticated and delivered (other than (A) Securities which have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 3.6 and (B) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

            (B) all such Securities not theretofore delivered to the Trustee or its agent for cancellation (other than Securities referred to in clauses (A) and (B) of clause (1)(i) above)

                   (a)    have become due and payable, or

                   (b) will have become due and payable at their Stated Maturity within one year, or

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                   (c)    are to be called for redemption within one year under
arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

and the Company, in the case of clause (a), (b) or (c) above, has deposited or caused to be deposited with the Trustee as trust funds (immediately available to the Holders in the case of clause (a)) in trust for the purpose an amount in cash sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest (including any Liquidated Damages) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

     (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

     Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the obligations of the Company to any Authenticating Agent under Section 6.12, the obligation of the Company to pay Liquidated Damages, if money shall have been deposited with the Trustee pursuant to clause (1)(ii) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 and the obligations of the Company and the Trustee under Section 3.5 and Article XII shall survive.

Section 4.2    APPLICATION OF TRUST MONEY.

     Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust for the sole benefit of the Holders, and such monies shall be applied by the Trustee, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Persons entitled thereto, of the principal and interest (including Liquidated Damages, if any) for whose payment such money has been deposited with the Trustee.

     All moneys deposited with the Trustee pursuant to Section 4.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed or assessed against all money deposited with the Trustee pursuant to Section 4.1 (other than income taxes and franchise taxes incurred or payable by the Trustee and such other taxes, fees or charges incurred or payable by the Trustee that are not directly the result of the deposit of such money with the Trustee).

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                                    ARTICLE V
                                    REMEDIES

Section 5.1    EVENTS OF DEFAULT.

     "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default or whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (1) default in the payment of the principal of any Security at its Maturity; or

     (2) default in the payment of any interest (including any Liquidated Damages) upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

     (3) failure by the Company to pay the Repurchase Price or the Change in Control Repurchase Price, as the case may be, if a Holder exercises its right to require such payment pursuant to Section 14.1 or Section 14.2, as the case may be; or

     (4) failure by the Company to deliver Common Stock when such Common Stock is required to be delivered following conversion of any Security, and the continuance of such default for a period of 10 days; or

     (5) default in the performance or breach of any covenant of the Company in this Indenture (other than a covenant a default in the performance of which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (6) a default in the payment when due (either at its stated maturity or upon acceleration thereof, and after expiration of any applicable grace period) under any bonds, debentures, notes or other evidences of indebtedness for money borrowed (or guarantee thereof) by the Company or any Significant Subsidiary with an aggregate principal amount in excess of U.S. $15,000,000, whether such indebtedness now exists or shall hereafter be created, and such indebtedness is not discharged, or such acceleration is not rescinded or annulled, within a period of 30 days after there shall have been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities a written notice specifying such default and requiring the Company to cause such indebtedness to be discharged or cause such default to be cured or waived or such acceleration to be rescinded or annulled and stating that such notice is a "Notice of Default" hereunder; or

     (7) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding

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under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or any Significant Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of the property of either, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

     (8) the commencement by the Company or any Significant Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by either to the entry of a decree or order for relief in respect of the Company or any Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against either, or the filing by either of a petition or answer or consent seeking reorganization or similar relief under any applicable Federal or State law, or the consent by either to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary or of any substantial part of the property of either, or the making by either of an assignment for the benefit of creditors, or the admission by either in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary in furtherance of any such action.

Section 5.2    ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     If an Event of Default (other than an Event of Default specified in Section 5.1(7) or Section 5.1(8) with respect to the Company) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal and all accrued interest thereon shall become immediately due and payable. If an Event of Default specified in Section 5.1(7) or Section 5.1(8) with respect to the Company occurs and is continuing, the principal of, and accrued interest on, all the Securities shall become immediately due and payable without any declaration or other Act of the Holders or any act on the part of the Trustee.

     At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may, on behalf of all Holders, rescind and annul such declaration and its consequences if:

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     (1)    the Company has paid or deposited with the Trustee a sum sufficient to pay

            (A) all overdue interest (including Liquidated Damages, if any) on all Securities,

            (B) the principal of any Securities that have become due otherwise than by such declaration of acceleration and any interest thereon at the rate borne by the Securities,

            (C) to the extent permitted by applicable law, interest upon overdue interest at a rate of 1.00% per annum, and

            (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

     (2) all Events of Default, other than the nonpayment of the principal of and interest on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13; and

     (3) such rescission and annulment would not conflict with any judgment or decree issued in appropriate judicial proceedings regarding the payment by the Trustee to the Holders of the amounts referred to in Section 5.2(1).

     No rescission or annulment referred to above shall affect any subsequent default or impair any right consequent thereon.

Section 5.3    COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

     The Company covenants that if:

     (1) default is made in the payment of any interest (including any Liquidated Damages) on any Security when it becomes due and payable and such default continues for a period of 30 days, or

     (2) default is made in the payment of the principal of any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities the whole amount then due and payable on such Securities for principal and interest (including any Liquidated Damages) and interest on any overdue principal and, to the extent permitted by applicable law, on any overdue interest (including any Liquidated Damages), at a rate of 1.00% per annum, and in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the

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moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

Section 5.4    TRUSTEE MAY FILE PROOFS OF CLAIM.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or the creditors of either, the Trustee (irrespective of whether the principal of, and any interest on, the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

     (1) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and take such other actions, including participating as a member, voting or otherwise, of any official committee of creditors appointed in such matter, and to file such other papers or documents, in each of the foregoing cases, as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding, and

     (2) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.7.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding; PROVIDED, HOWEVER, that the Trustee may, on behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official.

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Section 5.5    TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SECURITIES.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which judgment has been recovered.

Section 5.6    APPLICATION OF MONEY COLLECTED.

     Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST: To the payment of all amounts due the Trustee under Section 6.7;

     SECOND: To the payment of the amounts then due and unpaid for principal of or interest (including Liquidated Damages, if any) on, the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest (including Liquidated Damages, if any), respectively; and

     THIRD: Any remaining amounts shall be repaid to the Company.

Section 5.7    LIMITATION ON SUITS.

     No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

     (1) such Holder has previously given written notice to the Trustee of an Event of Default that is continuing at the time of such institution;

     (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

     (3) such Holder or Holders have offered to the Trustee, and if requested, shall have provided, reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

     (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity (or if requested, receipt of indemnity) has failed to institute any such proceeding; and

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     (5)    no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in principal amount of the Outstanding Securities, it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

Section 5.8 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL AND INTEREST AND TO CONVERT.

     Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 3.7) interest (including Liquidated Damages, if any) on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption or repurchase, on the Redemption Date or Repurchase Date, as the case may be), and to convert such Security in accordance with Article XII, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

Section 5.9    RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.

Section 5.10   RIGHTS AND REMEDIES CUMULATIVE.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.11   DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Holders of Securities may be exercised from time to

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time, and as often as may be deemed expedient, by the Trustee or (subject to the limitations contained in this Indenture) by the Holders of Securities as the case may be.

Section 5.12   CONTROL BY HOLDERS OF SECURITIES.

     Subject to Section 6.3, the Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, PROVIDED that

     (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

     (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

     (3) the Trustee need not take any action that might be unjustly prejudicial to the Holders of Securities not consenting.

Section 5.13   WAIVER OF PAST DEFAULTS.

     The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default (A) in the payment of the principal of or interest (including Liquidated Damages) on any Security, or (B) in respect of a covenant or provision hereof which under
Article VIII cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

     Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14   UNDERTAKING FOR COSTS.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of or interest (including Liquidated Damages, if any) on any Security on or after the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption or repurchase, on or after the Redemption Date or

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Repurchase Date, as the case may be) or for the enforcement of the right to convert any Security in accordance with Article XII.

Section 5.15   WAIVER OF STAY, USURY OR EXTENSION LAWS.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, usury or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede by reason of such law the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI
                                   THE TRUSTEE

Section 6.1    CERTAIN DUTIES AND RESPONSIBILITIES.

     (1)    Except during the continuance of an Event of Default,

            (A) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

            (B) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, but not to verify the contents thereof.

     (2) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (3) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

            (A) this paragraph (3) shall not be construed to limit the effect of paragraph (1) of this Section;

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            (B)    the Trustee shall not be liable for any error of judgment
made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (C) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

            (D) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (4) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and the Trust Indenture Act.

Section 6.2    NOTICE OF DEFAULTS.

     Within 90 days after the occurrence of any default hereunder as to which the Trustee has received written notice, the Trustee shall give to all Holders of Securities, in the manner provided in Section 1.6, notice of such default, unless such default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a default in the payment of the principal of or interest (including Liquidated Damages, if any) on any Security the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and PROVIDED, FURTHER, that in the case of any default of the character specified in Section 5.1(5), no such notice to Holders of Securities shall be given until at least 60 days after the occurrence thereof or, if applicable, the cure period specified therein. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

Section 6.3    CERTAIN RIGHTS OF TRUSTEE.

     Subject to the provisions of Section 6.1:

     (1) the Trustee may rely, and shall be protected in acting or refraining from acting, upon any resolution, Officers' Certificate, other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

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     (2)    any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

     (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be the one specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate or Opinion of Counsel;

     (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

     (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered, and, if requested by the Trustee, delivered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

     (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

Section 6.4    NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

     The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture, of the Securities or of the Common Stock issuable upon the conversion of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

Section 6.5    MAY HOLD SECURITIES, ACT AS TRUSTEE UNDER OTHER INDENTURES.

     The Trustee, any Authenticating Agent, any Paying Agent, any Conversion Agent or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company with the same rights it

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would have if it were not Trustee, Authenticating Agent, Paying Agent,
Conversion Agent or such other agent.

     The Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee hereunder.

Section 6.6    MONEY HELD IN TRUST.

     Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

Section 6.7    COMPENSATION AND REIMBURSEMENT.

     The Company agrees:

     (1) to pay to the Trustee from time to time such reasonable compensation as the Company and the Trustee shall from time to time agree in writing for its acceptance of this Indenture and for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the reasonable costs, expenses and reasonable attorneys' fees of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The Trustee shall have a lien prior to the Securities on all money or property held or controlled by the Trustee to secure the Company's payment obligations in this Section 6.7, except that held in trust to pay principal and interest (including Liquidated Damages) on the Securities.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(7) or Section 5.1(8), the expenses (including the reasonable charges of its counsel) and the compensation for the services are intended to constitute expenses of the administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

     The provisions of this Section shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee.

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Section 6.8    CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

     There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such, having (or be part of a holding company group with) a combined capital and surplus of at least U.S. $10,000,000, subject to supervision or examination by federal or state authority, and in good standing. The Trustee or an Affiliate of the Trustee shall maintain an established place of business in the Borough of Manhattan, The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article and a successor shall be appointed pursuant to Section 6.9.

Section 6.9    RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     (1) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

     (2) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (3) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and the Company. If the instrument of acceptance by a successor Trustee required by Section 6.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (4) The Trustee may be removed at any time by the Company and the Company may appoint a successor Trustee pursuant to this Article, PROVIDED, that
(i) there is not an Event of Default that is continuing at the time of removal,
(ii) the successor Trustee appointed by the Company meets the eligibility requirements of Section 6.8, and (iii) such removal and resignation shall not become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.10.

     (5)    If at any time:

            (A) the Trustee shall cease to be eligible under Section 6.8 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

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            (B)    the Trustee shall become incapable of acting or shall be
adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (6) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of this Section and Section 6.10. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.10, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by this Section and Section 6.10, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (7) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

Section 6.10   ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

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Section 6.11   MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including the trust created by this Indenture), shall be the successor of the Trustee hereunder, PROVIDED such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 6.12   AUTHENTICATING AGENTS.

     The Trustee may, with the consent of the Company, appoint an Authenticating Agent or Agents acceptable to the Company with respect to the Securities, which Authenticating Agent shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange or substitution pursuant to this Indenture.

     Securities authenticated by an Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder, and every reference in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be subject to acceptance by the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent and subject to supervision or examination by government or other fiscal authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.12, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this
Section 6.12.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, PROVIDED such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such

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Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be subject to acceptance by the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

If an Authenticating Agent is appointed with respect to the Securities pursuant to this Section, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee's certification of authentication, an alternative certificate of authentication in the following form:
This is one of the Securities referred to in the within-mentioned Indenture.

                                                 AMERICAN STOCK TRANSFER &
                                                   TRUST COMPANY
                                                 as Trustee

                                                 By:
                                                    ---------------------------
                                                 As Authenticating Agent


                                                 By:
                                                    ---------------------------
                                                 Authorized Signatory

Section 6.13   DISQUALIFICATION; CONFLICTING INTERESTS.

     If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 6.14   PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

     If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

                                   ARTICLE VII
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 7.1    COMPANY MAY CONSOLIDATE, ETC. ONLY ON CERTAIN TERMS.

     The Company shall not consolidate with or merge with or into any other Person or convey, transfer, lease or otherwise dispose of all or substantially all of its properties and assets to any Person unless:

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     (1)    the Person formed by such consolidation or into or with which the
Company is merged or the Person to which the properties and assets of the Company are so conveyed, transferred, sold or leased shall be a corporation, limited liability company, partnership or trust organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and, if other than the Company, shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest (including Liquidated Damages, if any) on all of the Securities as applicable, and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in all material respects in accordance with
Article XII;

     (2) immediately after giving effect to such transaction, no Event of Default, and no event that after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

     (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, lease or other disposal and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, together with any documents required under Section 8.3.

     For purposes of this Section, the sale, lease, conveyance assignment, transfer, or other disposition of all or substantially all of the properties and assets of one or more Subsidiaries of the Company, which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company on a consolidated basis, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

Section 7.2    SUCCESSOR SUBSTITUTED.

     Upon any consolidation of the Company with, or merger of the Company with or into any other Person or any conveyance, transfer, lease or other disposal of all or substantially all the properties and assets of the Company in accordance with Section 7.1, the successor Person formed by such consolidation or into or with which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

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                                  ARTICLE VIII
                             SUPPLEMENTAL INDENTURES

Section 8.1    SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS OF SECURITIES.

     Without the consent of any Holders of Securities the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto for any of the following purposes:

     (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities as permitted by Article VII of this Indenture; or

     (2) to add to the covenants of the Company or Events of Default for the benefit of the Holders of Securities or to surrender any right or power herein conferred upon the Company; or

     (3)    to secure the Securities; or

     (4) to make provision with respect to the conversion rights of Holders of Securities pursuant to Section 12.11 or to make provision with respect to the repurchase rights of Holders of Securities pursuant to Section 14.6; or

     (5) to make any changes or modifications to this Indenture necessary in connection with the registration of any Registrable Securities under the Securities Act as contemplated by Section 10.8, PROVIDED such action pursuant to this clause (5) shall not adversely affect the interests of the Holders of Securities in any material respect; or

     (6) to comply with the requirements of the Trust Indenture Act or the rules and regulations of the Commission thereunder in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by this Indenture or otherwise; or

     (7) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee; or

     (8) to cure any ambiguity, to correct or supplement any provision herein that may be inconsistent with any other provision herein or that is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture as the Company and the Trustee may deem necessary or desirable, PROVIDED such action pursuant to this clause (8) shall not adversely affect the interests of the Holders of Securities in any material respect.

     Upon Company Request, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and subject to and upon receipt by the Trustee of the documents described in Section 8.3, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained.

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     Notwithstanding any other provision of the Indenture or the Securities, the
Registration Rights Agreement and the obligation to pay Liquidated Damages thereunder may be amended, modified or waived in accordance with the provisions of the Registration Rights Agreement.

Section 8.2    SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS OF SECURITIES.

     With the written consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by the Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; PROVIDED, HOWEVER, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

     (1) extend the Stated Maturity of the principal of, or the time of payment of interest on, any Security, or reduce the principal amount thereof or the rate of interest payable thereon, or reduce, change the terms or alter the method of computation of the amount payable upon a redemption or mandatory repurchase, or change the place or currency of payment of the principal of or interest on any Security (including any payment of Liquidated Damages (except as may be effected through an amendment with the Registration Rights Agreement in accordance with its terms), Redemption Price, Repurchase Price or Change in Control Repurchase Price in respect of such Security) or impair the right to institute suit for the enforcement of any payment in respect of any Security on or after the Stated Maturity thereof (or, in the case of redemption or any repurchase, on or after the Redemption Date or Repurchase Date, as the case may
be) or, except as permitted by Section 12.11, adversely affect the right of Holders to convert any Security as provided in Article XII; or

     (2) reduce the percentage in principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

     (3) modify the obligation of the Company to maintain an office or agency in the Borough of Manhattan, The City of New York, pursuant to Section 10.2; or

     (4)    modify any of the provisions of this Section or Section 5.13 or
Section 10.9, except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; or

     (5) modify the provisions of Article XI in a manner adverse to the Holders; or

     (6)    modify any of the provisions of Section 10.6.

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     It shall not be necessary for any Act of Holders of Securities under this
Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 8.3    EXECUTION OF SUPPLEMENTAL INDENTURES.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1 and Section 6.3) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, and that such supplemental indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms subject to general equity principles and applicable bankruptcy, insolvency, fraudulent transfer or conveyance, reorganization, arrangement, dissolution, moratorium or other similar laws relating to or affecting creditors' rights generally. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 8.4    EFFECT OF SUPPLEMENTAL INDENTURES.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder appertaining thereto shall be bound thereby.

Section 8.5    REFERENCE IN SECURITIES TO SUPPLEMENTAL INDENTURES.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

Section 8.6    NOTICE OF SUPPLEMENTAL INDENTURES.

     Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 8.2, the Company shall give notice to all Holders of Securities of such fact, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 1.6. Any failure of the Company to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.

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                                   ARTICLE IX
                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 9.1    COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

     The Company will furnish or cause to be furnished to the Trustee:

     (1) semi-annually, not more than 15 days after the Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date, and

     (2) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

     PROVIDED, HOWEVER, that no such list need be furnished so long as the Trustee is acting as Security Registrar.

Section 9.2    PRESERVATION OF INFORMATION.

     (1) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 9.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list, if any, furnished to it as provided in Section 9.1 upon receipt of a new list so furnished.

     (2) After this Indenture has been qualified under the Trust Indenture Act, the rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights, and duties of the Trustee, shall be as provided by the Trust Indenture Act.

     (3) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to the Trust Indenture Act.

Section 9.3    REPORTS BY TRUSTEE.

     (1) After this Indenture has been qualified under the Trust Indenture Act, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

     (2) After this Indenture has been qualified under the Trust Indenture Act, a copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock

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exchange upon which the Securities are listed, with the Commission and with the
Company. The Company will notify the Trustee when the Securities are listed on any stock exchange.

Section 9.4    REPORTS BY COMPANY.

     After this Indenture has been qualified under the Trust Indenture Act, the Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; PROVIDED that any such information, documents or reports required to be filed with the Commission pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

                                    ARTICLE X
                                    COVENANTS

Section 10.1   PAYMENT OF PRINCIPAL AND INTEREST.

     The Company covenants and agrees that it will duly and punctually pay the principal of and interest (including Liquidated Damages, if any) on the Securities in accordance with the terms of the Securities and this Indenture. The Company will deposit or cause to be deposited with the Trustee or its nominee, no later than the opening of business on the date of the Stated Maturity of any Security or no later than the opening of business on the due date for any installment of interest, all payments so due, which payments shall be in immediately available funds on the date of such Stated Maturity or due date, as the case may be.

Section 10.2   MAINTENANCE OF OFFICES OR AGENCIES.

     The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where the Securities may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion, redemption or repurchase and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office or agency of the Trustee in the Borough of Manhattan, The City of New York.

     The Company may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; PROVIDED, HOWEVER, that until all of the Securities have been delivered to the Trustee for cancellation, or moneys sufficient to pay the principal of and interest (including Liquidated Damages, if any) on the Securities have been made available for payment and either paid or returned to the Company

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pursuant to the provisions of Section 10.3, the Company will maintain in the
Borough of Manhattan, The City of New York, an office or agency where Securities may be presented or surrendered for payment and conversion, which shall initially be the Corporate Trust Office where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee, and notice to the Holders in accordance with Section 1.6, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.

     The Company hereby initially designates the Trustee as Paying Agent, Security Registrar and Conversion Agent, and each of the Corporate Trust Office of the Trustee and the office or agency of the Trustee in the Borough of Manhattan, The City of New York, located at 59 Maiden Lane, New York, New York 10038, attention: Corporate Trust Administration (priceline.com Incorporated 1.00% Convertible Senior Notes due August 1, 2010) as one such office or agency of the Company for each of the aforesaid purposes.

Section 10.3   MONEY FOR SECURITY PAYMENTS TO BE HELD IN TRUST.

     If the Company shall act as its own Paying Agent, it will, on or before each due date of the principal of or interest (including Liquidated Damages, if any) on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Company will promptly notify the Trustee of its action or failure so to act.

     Whenever the Company shall have one or more Paying Agents, it will, no later than the opening of business on each due date of the principal of or interest on any Securities, deposit with the Trustee a sum in funds immediately payable on the payment date sufficient to pay the principal or interest so becoming due, such sum to be held for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

     (1) hold all sums held by it for the payment of the principal of or interest on Securities for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

     (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest; and

     (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by such Paying Agent.

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     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid within 60 days of such date by the Trustee to the Company on Company Request as its property free from trust, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

Section 10.4   EXISTENCE.

     Subject to Article VII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; PROVIDED, HOWEVER, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 10.5   STATEMENT BY OFFICERS AS TO DEFAULT.

     The Company shall deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

     The Company will deliver to the Trustee, forthwith upon becoming aware of any default or any Event of Default under the Indenture, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

     Any notice required to be given under this Section shall be delivered to the Trustee at its Corporate Trust Office.

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Section 10.6   DELIVERY OF CERTAIN INFORMATION.

     At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Restricted Security or the holder of shares of Common Stock issued upon conversion thereof, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder of Restricted Securities or such holder of shares of Common Stock issued upon conversion of Restricted Securities, or to a prospective purchaser of any such security designated by any such Holder or holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act (or any successor provision thereto) in connection with the resale of any such security; PROVIDED, HOWEVER, that the Company shall not be required to furnish such information in connection with any request made on or after the date that is two years from the later of (i) the date such a security (or any such predecessor security) was last acquired from the Company or (ii) the date such a security (or any such predecessor security) was last acquired from an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act (or any successor provision thereto). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

Section 10.7   RESALE OF CERTAIN SECURITIES.

     During the period beginning on the last date of original issuance of the Securities and ending on the date that is two years from such date (or such shortened period under Rule 144(k) under the Securities Act or any successor rule), the Company will not, and will not permit any of its subsidiaries or other "affiliates" (as defined under Rule 144 under the Securities Act or any successor provision thereto) to, resell (i) any Securities that constitute "restricted securities" under Rule 144 or (ii) any securities into which the Securities have been converted under this Indenture that constitute "restricted securities" under Rule 144, that in either case have been reacquired by any of them. The Trustee shall have no responsibility in respect of the Company's performance of its agreement in the preceding sentence.

Section 10.8   REGISTRATION RIGHTS.

     The Company agrees that the Holders from time to time of Registrable Securities (as defined below) are entitled to the benefits of a Registration Rights Agreement, dated as of August 1, 2003 (the "Registration Rights Agreement"), executed by the Company as it may be amended from time to time in accordance with its terms.

     Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or interest on, or in respect of, any Security, such mention shall be deemed to include mention of the payment of Liquidated Damages provided for in this Section to the extent that, in such context, Liquidated Damages are, were or would be payable in respect thereof pursuant to the provisions of this Section and express mention of the payment of Liquidated Damages (if applicable) in any provisions hereof shall not be construed as excluding Liquidated Damages in those provisions hereof where such express mention is not made.

     For the purposes of the Registration Rights Agreement, "Registrable Securities" means all or any portion of the Securities issued from time to time under this Indenture in registered form and the shares of Common Stock issuable upon conversion, repurchase or redemption of such Securities; PROVIDED, HOWEVER, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

     If a Security, or the shares of Common Stock issuable upon conversion of a Security, is a Registrable Security, and the Holder thereof elects to sell such Registrable Security pursuant to the Shelf Registration Statement then, by its acceptance thereof, the Holder of such Registrable Security will have agreed to be bound by the terms of the Registration Rights Agreement relating to the Registrable Securities which are the subject of such election.

     For the purposes of the Registration Rights Agreement, the term "Holder" includes any Person that has a beneficial interest in any Restricted Global Security or any beneficial interest in a global security representing shares of Common Stock issuable upon conversion of a Security.

     If Liquidated Damages are payable under the Registration Rights Agreement, the Company shall deliver to the Trustee a certificate to that effect stating
(i) the amount of Liquidated Damages that is payable and (ii) the date on which Liquidated Damages are payable. Unless and until a Responsible Officer of the Trustee receives at the Corporate Trust Office such a certificate, the Trustee may assume without inquiry that no Liquidated Damages are payable. If Liquidated Damages have been paid by the Company directly to the persons entitled to them, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.

Section 10.9   WAIVER OF CERTAIN COVENANTS.

     The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 10.4 (other than with respect to the existence of the Company (subject to Article VII)) and Section 10.7, if before the time for such compliance the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee or any Paying or Conversion Agent in respect of any such covenant or condition shall remain in full force and effect.

                                   ARTICLE XI
                            REDEMPTION OF SECURITIES

Section 11.1   RIGHT OF REDEMPTION.

     The Securities may be redeemed in accordance with the provisions of the form of Securities set forth in Section 2.2.

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Section 11.2   APPLICABILITY OF ARTICLE.

     Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of the Securities or this Indenture, shall be made in accordance with such provision and this Article.

Section 11.3   ELECTION TO REDEEM; NOTICE TO TRUSTEE.

     The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of any of the Securities, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date.

Section 11.4   SELECTION BY TRUSTEE OF SECURITIES TO BE REDEEMED.

     If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected by the Trustee within five Business Days after it receives the notice described in Section 11.3, from the Outstanding Securities not previously called for redemption, by lot or by such other method as the Trustee may deem fair and appropriate.

     If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection. The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 11.5   NOTICE OF REDEMPTION.

     Notice of redemption shall be given by the Company in the manner provided in Section 1.6 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date, and such notice shall be irrevocable. The Company shall, concurrently with the giving of such notice, publish a Press Release including the information required to be included in such notice of redemption hereunder.

     All notices of redemption shall state:

     (1)    the Redemption Date,

     (2) the Redemption Price, and accrued but unpaid interest (including Liquidated Damages, if any), if any, to, but excluding, the Redemption Date,

     (3) if less than all Outstanding Securities are to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities which will be outstanding after such partial redemption,

     (4) that on the Redemption Date the Redemption Price, and accrued but unpaid interest (including Liquidated Damages, if any), if any, to, but excluding, the Redemption Date, will become due and payable upon each such Security to be redeemed, and that interest thereon shall cease to accrue on and after said date,

     (5) the Conversion Rate, the date on which the right to convert the Securities to be redeemed will terminate and the places where such Securities may be surrendered for conversion, and

     (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest (including Liquidated Damages, if any), if any, to, but excluding, the Redemption Date.

     In case of a partial redemption, the notice shall specify the serial and CUSIP numbers (if any) and the portions thereof called for redemption and that transfers and exchanges may occur on or prior to the Redemption Date.

     Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request, by the Trustee in the name of and at the expense of the Company. Notice of redemption of Securities to be redeemed at the election of the Company received by the Trustee shall be given by the Trustee to each Paying Agent in the name of and at the expense of the Company.

Section 11.6   DEPOSIT OF REDEMPTION PRICE.

     On or prior to the Redemption Date, the Company shall deposit with the Trustee (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money (which shall be in immediately available funds on such Redemption Date) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest (including Liquidated Damages, if any) to the Redemption Date on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

     If any Security called for redemption is converted, any money deposited with the Trustee or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of
Section 3.7) be paid to the Company on Company Request or, if then held by the Company, shall be discharged from such trust.

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Section 11.7   SECURITIES PAYABLE ON REDEMPTION DATE.

     Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price, including accrued interest) such Securities shall cease to bear interest. Upon surrender of any Security for redemption in accordance with said notice such Security shall be paid by the Company at the Redemption Price together with accrued and unpaid interest (including Liquidated Damages, if any) to but excluding the Redemption Date; PROVIDED, HOWEVER, that installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of
Section 3.7.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal amount of and, to the extent permitted by applicable law, accrued interest on such Security shall, until paid, bear interest from the Redemption Date at a rate of 1.00% per annum and such Security shall remain convertible until the Redemption Price of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

     Any Security that is to be redeemed only in part shall be surrendered at the Corporate Trust Office or an office or agency of the Company designated for that purpose pursuant to Section 10.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. Upon redemption, interests in Global Securities shall be reduced in accordance with the Applicable Procedures.

Section 11.8   CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION.

     In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities by an agreement with one or more investment bankers or other purchasers (the "Purchasers") to purchase such securities by paying to the Trustee in trust for the Holders, on or before the Redemption Date, an amount not less than the applicable Redemption Price, together with any interest accrued and unpaid to but excluding the Redemption Date, of such Securities. Notwithstanding anything to the contrary contained in this Article, the obligation of the Company to pay the Redemption Price, together with any interest accrued and unpaid to but excluding the Redemption Date, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such Purchasers. If such an agreement is entered into (a copy of which shall be filed with the Trustee prior to the close of business on the Business Day immediately prior to the Redemption Date), any Securities called for redemption that are not duly surrendered for conversion by the Holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, and consistent with any agreement or agreements with such Purchasers, to be acquired by such Purchasers from such Holders and (notwithstanding anything to the contrary contained in Article XII) surrendered by such Purchasers for conversion, all as of immediately prior to the close of business on the Redemption Date (and the right to convert any such Securities shall be extended through such time), subject to payment of the above amount as aforesaid. At the direction of the Company, the Trustee shall hold and dispose of any such amount paid to it by the Purchasers to the Holders in the same manner as it would monies deposited with it by the Company for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Company and such Purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such Purchasers, including the costs and expenses, including reasonable legal fees, incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                   ARTICLE XII
                            CONVERSION OF SECURITIES

Section 12.1   CONVERSION PRIVILEGE AND CONVERSION RATE.

     (a) Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security (or any portion thereof equal to $1,000 or any integral multiple of $1,000 in excess thereof) may be converted into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock of the Company at the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion and subject to the adjustments described below, as follows:

     (1) if, on or prior to August 1, 2008, the Closing Price Per Share of the Common Stock for at least 20 Trading Days in the period of the 30 consecutive Trading Days ending on the first day of a Conversion Period was more than 110% of the then current Conversion Price, then the Holder thereof will be entitled to convert such Security during that Conversion Period;

     (2) if, on any date after August 1, 2008 and prior to the Stated Maturity, the Closing Price Per Share of the Common Stock is more than 110% of the then current Conversion Price, then the Holder thereof will be entitled to convert such Security at all times thereafter;

     (3) if the Company distributes to all or substantially all holders of Common Stock rights, options or warrants entitling them to purchase Common Stock at less than the Closing Price Per Share of the Common Stock on the last Trading Day preceding the declaration of such distribution, then the Holder thereof will be entitled to convert such Security during the period specified in this Section;

     (4) if the Company distributes to all or substantially all holders of Common Stock cash, assets, debt securities or capital stock, which distribution has a per share value as determined by the Board of Directors exceeding 5% of the Closing Price Per Share of the Common Stock on the last

Trading Day preceding the declaration for such distribution, then the Holder thereof will be entitled to convert such Security during the period specified in this Section; or

     (5) if the Company becomes a party to a consolidation, merger or sale of all or substantially all of the Company's assets where such consolidation, merger or sale of all or substantially all of the Company's assets constitutes a Change in Control, then the Holder thereof will be entitled to convert such Security during the period specified in this Section.

     A "Conversion Period" for the Securities is the period from and including the eleventh Trading Day in any fiscal quarter of the Company to, but excluding, the eleventh Trading Day of the immediately following fiscal quarter.

     In the case of a distribution contemplated by clauses (3) and (4) of this subsection (a), the Company will notify Holders at least 20 days prior to the ex-dividend date for such distribution (the "Distribution Notice"). Once the Company has given the Distribution Notice, Holders may surrender their Securities for conversion at any time until the earlier of the close of business on the last Business Day preceding the ex-dividend date or the Company's announcement that such distribution will not take place. Notwithstanding the foregoing, in the event of a distribution contemplated by clauses (3) and (4) of this subsection (a), Holders may not convert the Securities if the Holders may participate in such distribution without converting their Securities. In the event of a consolidation, merger or sale of all or substantially all of the Company's assets as contemplated by clause (5) of this subsection (a), the Company will notify Holders at least 20 days prior to the anticipated closing date of such transaction (the "Merger Notice"). Once the Company has given the Merger Notice, the Holders may, in the event of such consolidation, merger or sale of all or substantially all of the Company's assets, surrender Securities for conversion at any time from and after the date which is 15 days prior to the anticipated closing date of such transaction until the date which is 15 days after the actual closing date of such transaction.

     With respect to clause (1) of this subsection (a), the Conversion Agent will determine, on behalf of the Company, on the first Business Day succeeding the first day of the Conversion Period whether the Securities are convertible as set forth in such clause (1) as a result of the Closing Price Per Share of the Common Stock and the then current Conversion Price and, if so, will notify the Company. With respect to clause (2) of this subsection (a), the Conversion Agent will determine, on behalf of the Company, daily on any date after August 1, 2008, whether the Securities are convertible as set forth in such clause (2) as a result of the Closing Price Per Share of the Common Stock and the then current Conversion Price and, if so, will notify the Company.

     (b) Subject to the further provisions of this Article, a Holder of a Security may also convert the principal amount of such Security (or any portion thereof equal to $1,000 or any integral multiple of $1,000 in excess thereof) into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock for the five Business Day period after any five consecutive Trading Day period in which the average Trading Prices for the Securities for such five Trading Day period was less than 95% of the average Conversion Value for the Securities during such period; PROVIDED, HOWEVER, if on the Conversion Date, the Closing Price Per Share of Common Stock is greater than the then current Conversion Price and less than or equal to 110% of the then current Conversion Price, a Holder surrenders its Securities for conversion and the Securities are not otherwise convertible, then such Holder will receive, at the Company's option, cash, Common Stock or a combination of cash and Common Stock with a value equal to the principal amount of such Holder's Securities on such Conversion Date. If the Company elects to pay the Holder in Common Stock or in a combination of cash and Common Stock, the Company will notify the Holder in writing, and the Common Stock will be valued at 100% of the average Closing Price Per Share of Common Stock for the five Trading Days immediately following the Conversion Date.

     The "Conversion Value" for the Securities is equal to the product of (i) the Closing Price Per Share of the Common Stock on a given day and (ii) the then current Conversion Rate.

     The "Trading Price" of the Securities on any Trading Day means the average of the secondary market bid quotations per Security obtained by the Conversion Agent for $5,000,000 principal amount of the Securities at approximately 3:30 p.m., New York City time, on such Trading Day from an independent nationally recognized securities dealer the Company selects; PROVIDED that if the Conversion Agent cannot reasonably obtain a bid for $5,000,000 principal amount of the Securities from a nationally recognized securities dealer or if in the Company's reasonable judgment, the bid quotations are not indicative of the secondary market value of the Securities, then the Trading Price of the Securities will be deemed to be equal to the product of the then current Conversion Rate and the Closing Price Per Share of Common Stock on such Trading Day.

     The Conversion Agent shall have no obligation to determine the Trading Price of the Securities unless the Company has requested such determination; and the Company shall have no obligation to make such request unless a Holder provides the Company with reasonable evidence that the Trading Price of the Securities is reasonably likely to be less than 95% of the Conversion Value; at which time, the Company shall instruct the Conversion Agent to determine the Trading Price of the Securities beginning on the next Trading Day and on each successive Trading Day until the Trading Price is greater than or equal to 95% of the Conversion Value.

     (c) The conversion right, subject to the conditions described in subsections (a) and (b) of this Section, shall commence on the initial issuance date of the Securities and expire at the close of business on the date of Maturity, subject, in the case of conversion of any Global Security, to any Applicable Procedures. In case a Security or portion thereof is called for redemption at the election of the Company or the Holder thereof exercises his right to require the Company to repurchase the Security, such conversion right in respect of the Security, or portion thereof so called, shall expire at the close of business on the Business Day immediately preceding the Redemption Date or the Repurchase Date, as the case may be, unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be (in each case subject as aforesaid to any Applicable Procedures with respect to any Global Security).

     Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of a Security.

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     A Holder of Securities is not entitled to any rights of a holder of Common
Stock until such Holder has converted its Securities into Common Stock, and only to the extent such Securities are deemed to have been converted into Common Stock pursuant to this Article.

     The rate at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Rate") shall be initially 25.0000 shares of Common Stock for each U.S.$1,000 principal amount of Securities. The Conversion Rate shall be adjusted in certain instances as provided in this Article.

Section 12.2   EXERCISE OF CONVERSION PRIVILEGE.

     In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed in blank, at any office or agency of the Company maintained for that purpose pursuant to Section 10.2, accompanied by a duly signed conversion notice substantially in the form set forth in Section 2.4 stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Each Security surrendered for conversion (in whole or in part) during the Record Date Period shall (except in the case of any Security or portion thereof which has been called for redemption on a Redemption Date, or is repurchasable on a Repurchase Date, occurring, in either case, within such Record Date Period and, as a result, the right to convert such Security would otherwise terminate in such period if not exercised) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of such Security (or part thereof, as the case may be) being surrendered for conversion. The interest so payable on such Interest Payment Date with respect to any Security (or portion thereof, if applicable) that is surrendered for conversion during the Record Date Period shall be paid to the Holder of such Security as of such Regular Record Date in an amount equal to the interest that would have been payable on such Security if such Security had been converted as of the close of business on such Interest Payment Date. Interest payable on any Interest Payment Date in respect of any Security surrendered for conversion on or after such Interest Payment Date shall be paid to the Holder of such Security as of the Regular Record Date next preceding such Interest Payment Date, notwithstanding the exercise of the right of conversion. Except as provided in this paragraph and subject to the last paragraph of Section 3.7, no cash payment or adjustment shall be made upon any conversion on account of any interest accrued from the Interest Payment Date next preceding the conversion date, in respect of any Security (or part thereof, as the case may be) surrendered for conversion, or on account of any dividends on the Common Stock issued upon conversion. The Company's delivery to the Holder of the number of shares of Common Stock (and cash in lieu of fractions thereof, as provided in this Indenture) into which a Security is convertible will be deemed to satisfy the Company's obligation to pay the principal amount of the Security.

     Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As

                                      -77-
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promptly as practicable on or after the Conversion Date, the Company shall issue and deliver to the Trustee, for delivery to the Holder (unless a different
Person is indicated on the Conversion Notice), a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 12.3.

     All shares of Common Stock delivered upon such conversion of Restricted Securities shall bear restrictive legends substantially in the form of the legends required to be set forth on the Restricted Securities pursuant to
Section 3.5 and shall be subject to the restrictions on transfer provided in such legends. Neither the Trustee nor any agent maintained for the purpose of such conversion shall have any responsibility for the inclusion or content of any such restrictive legends on such Common Stock; PROVIDED, HOWEVER, that the Trustee or any agent maintained for the purpose of such conversion shall have provided, to the Company or to the Company's transfer agent for such Common Stock, prior to or concurrently with a request to the Company to deliver such Common Stock, written notice that the Securities delivered for conversion are Restricted Securities.

     In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in an aggregate principal amount equal to the unconverted portion of the principal amount of such Security. A Security may be converted in part, but only if the principal amount of such Security to be converted is any integral multiple of $1,000 and the principal amount of such security to remain Outstanding after such conversion is equal to $1,000 or any integral multiple of $1,000 in excess thereof.

     If shares of Common Stock to be issued upon conversion of a Restricted Security, or Securities to be issued upon conversion of a Restricted Security in part only, are to be registered in a name other than that of the beneficial owner of such Restricted Security, then such Holder must deliver to the Conversion Agent a Surrender Certificate, dated the date of surrender of such Restricted Security and signed by such beneficial owner, as to compliance with the restrictions on transfer applicable to such Restricted Security. Neither the Trustee nor any Conversion Agent, Registrar or Transfer Agent shall be required to register in a name other than that of the beneficial owner, shares of Common Stock or Securities issued upon conversion of any such Restricted Security not so accompanied by a properly completed Surrender Certificate.

Section 12.3   FRACTIONS OF SHARES.

     No fractional shares of Common Stock shall be issued upon conversion of any Security or Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock that would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall calculate and pay a cash adjustment in respect of such fraction (calculated to the nearest 1/100th of a share) in an amount equal to the same fraction of the Closing Price Per Share at the close of business on the day of conversion.

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Section 12.4   ADJUSTMENT OF CONVERSION RATE.

     The Conversion Rate shall be subject to adjustments from time to time as follows:

     (1) In case the Company shall pay or make a dividend or other distribution on shares of Common Stock payable in shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If, after any such date fixed for determination, any dividend or distribution is not in fact paid, the Conversion Rate shall be immediately readjusted, effective as of the date the Board of Directors determines not to pay such dividend or distribution, to the Conversion Rate that would have been in effect if such determination date had not been fixed. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

     (2) In case the Company shall issue rights, options or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights, options or warrants (other than any rights, options or warrants that by their terms will also be issued to any Holder upon conversion of a Security into shares of Common Stock without any action required by the Company or any other Person), the Conversion Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock that the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. If, after any such date fixed for determination, any such rights, options or warrants are not in fact issued, or are not exercised prior to the expiration thereof, the Conversion Rate shall be immediately readjusted, effective as of the date such rights, options or warrants expire, or the date the Board of Directors determines not to issue such rights, options or warrants, to the Conversion Rate that would have been in effect if the unexercised rights, options or warrants had never been granted or such determination date had not been fixed, as the case may be. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the

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Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights, options or warrants in respect of shares of Common Stock held in the treasury of the Company.

     (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision or combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

     (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class of capital stock or other property (including cash or assets or securities, but excluding (i) any rights, options or warrants referred to in paragraph (2) of this Section, (ii) any dividend or distribution paid exclusively in cash referred to in paragraph (5) of this Section, (iii) any dividend or distribution referred to in paragraph (1) of this Section and (iv) any consideration distributed in any merger or consolidation to which Section
12.11 applies), the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution filed with the Trustee) of the portion of the assets, shares or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. If after any such date fixed for determination, any such distribution is not in fact made, the Conversion Rate shall be immediately readjusted, effective as of the date of the Board of Directors determines not to make such distribution, to the Conversion Rate that would have been in effect if such determination date had not been fixed.

     (5) In case the Company shall, by dividend or otherwise, distribute cash (excluding cash that is distributed upon a merger or consolidation to which Section 12.11 applies) to all holders of its Common Stock, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction (i) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on the date fixed for such determination and (ii) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section) of the Common Stock on such date fixed for determination plus the amount of the cash distribution per share, such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such distribution. If after any such date fixed for determination, any such distribution is not in fact made, the Conversion Rate shall be immediately readjusted, effective as of the date of the Board of Directors determines not to make such distribution, to the Conversion Rate that would have been in effect if such determination date had not been fixed.

     (6) In case the Company or any Subsidiary shall purchase shares of Common Stock pursuant to a tender or exchange offer for all or any portion of the Common Stock (the shares accepted by the Company or such Subsidiary in such offer being referred to as the "Purchased Shares") and the per share amount of cash and fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of any other consideration included in the payment for a Purchased Share exceeds the Closing Price Per Share on the Trading Day next succeeding the date (the "Expiration Date") of the last time tenders or surrenders for exchange could have been made pursuant to such tender or exchange offer (as it may be amended), the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate immediately prior to close of business on the Trading Day next succeeding the Expiration Date by a fraction
(i) the numerator of which shall be equal to (A) the product of (I) the current market price per share of the Common Stock (determined as provided in paragraph
(8) of this Section) on the Expiration Date multiplied by (II) the total number of shares of Common Stock outstanding on the Expiration Date (including the Purchased Shares and any other shares tendered or surrendered for exchange) less
(B) the aggregate amount of cash and fair market value of other consideration to be paid for all Purchased Shares, and (ii) the denominator of which shall be equal to the product of (A) the current market price per share of the Common Stock (determined as provided in paragraph (8) of this Section) on the Expiration Date multiplied by (B) the total number of shares of Common Stock outstanding on the Expiration Date (including the Purchased Shares and any other shares tendered or surrendered for exchange) less the total number of Purchased Shares, such adjustment to become effective immediately prior to the opening of business on the day following the Trading Day next succeeding the Expiration Date.

     (7) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 12.11 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section).

     (8) For the purpose of any computation under paragraphs (2), (4), or (6) of this Section, the current market price per share of Common Stock on any date shall be calculated by the Company and be the average of the daily Closing Prices Per Share for the five consecutive Trading Days selected by the Company commencing not more than 10 Trading Days before, and ending not later than the earlier of the day in question and the day before the "ex" date with respect to the issuance or distribution requiring such computation. For the purpose of any computation under paragraph (5) of this Section, the current market price per share of Common Stock on any date shall be calculated by the Company and be the average of the daily Closing Prices Per Share for the first ten Trading Days from and including the first "ex" date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange. For purposes of this paragraph, the term "ex' date", when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution.

     (9) No adjustment in the Conversion Rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph
(9)) would require an increase or decrease of at least one percent in such rate; PROVIDED, HOWEVER, that any adjustments which by reason of this paragraph (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     (10) The Company may make such increases in the Conversion Rate, for the remaining term of the Securities or any shorter term, in addition to those required by paragraphs (1), (2), (3), (4), (5) and (6) of this Section, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes. The Company shall have the power to resolve any ambiguity or correct any error in this paragraph (10) and its actions in so doing shall, absent manifest error, be final and conclusive.

     (11) Notwithstanding the foregoing provisions of this Section, no adjustment of the Conversion Rate shall be required to be made (a) upon the issuance of shares of Common Stock pursuant to any present or future plan for the reinvestment of dividends or (b) because of a tender or exchange offer of the character described in Rule 13e-4(h)(5) under the Exchange Act or any successor rule thereto.

     (12) To the extent permitted by applicable law, the Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least twenty days, the increase is irrevocable during such period, and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive; PROVIDED, HOWEVER, that no such increase shall be taken into account for purposes of determining whether the Closing Price Per Share of the Common Stock equals or exceeds 105% of the Conversion Price in connection with an event which would otherwise be a Change of Control pursuant to Section
14.5. Whenever the Conversion Rate is increased pursuant to the preceding sentence, the Company shall give notice of the increase to the Holders in the manner

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provided in Section 1.6 at least 15 days prior to the date the increased
Conversion Rate takes effect, and such notice shall state the increased Conversion Rate and the period during which it will be in effect.

Section 12.5   NOTICE OF ADJUSTMENTS OF CONVERSION RATE.

     Whenever the Conversion Rate is adjusted as herein provided:

     (1) the Company shall compute the adjusted Conversion Rate in accordance with Section 12.4 and shall prepare a certificate signed by the Chief Financial Officer of the Company setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall promptly be filed with the Trustee and with each Conversion Agent; and

     (2) upon each such adjustment, a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall be required, and as soon as practicable after it is required, such notice shall be provided by the Company to all Holders in accordance with Section 1.6.

     Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or the information and calculations contained therein, except to exhibit the same to any Holder of Securities desiring inspection thereof at its office during normal business hours.

Section 12.6   NOTICE OF CERTAIN CORPORATE ACTION.

     In case:

     (1) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

     (2) the Company shall authorize the granting to all or substantially all of the holders of its Common Stock of rights, options or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

     (3) of any reclassification of the Common Stock, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance, sale, transfer or lease of all or substantially all of the assets of the Company; or

     (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2, and shall cause to be provided to all Holders in accordance with Section 1.6, at least 20 days (or 10 days in any case specified in clause (1) or (2)

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above) prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. Neither the failure to give such notice or the notice referred to in the following paragraph nor any defect therein shall affect the legality or validity of the proceedings described in clauses
(1) through (4) of this Section. If at the time the Trustee shall not be the Conversion Agent, a copy of such notice shall also forthwith be filed by the Company with the Trustee.

     The Company shall cause to be filed at the Corporate Trust Office and each office or agency maintained for the purpose of conversion of Securities pursuant to Section 10.2, and shall cause to be provided to all Holders in accordance with Section 1.6, notice of any tender offer by the Company or any Subsidiary for all or any portion of the Common Stock at or about the time that such notice of tender offer is provided to the public generally.

Section 12.7   COMPANY TO RESERVE COMMON STOCK.

     The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all Outstanding Securities.

Section 12.8   TAXES ON CONVERSIONS.

     Except as provided in the next sentence, the Company will pay any and all taxes and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax or duty that may be payable in respect of (i) income of the Holder, or (ii) any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

Section 12.9   COVENANT AS TO COMMON STOCK.

     The Company agrees that all shares of Common Stock that may be delivered upon conversion of Securities, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable and, except as provided in Section 12.8, the Company will pay all taxes, liens and charges with respect to the issue thereof.

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Section 12.10  CANCELLATION OF CONVERTED SECURITIES.

     All Securities delivered for conversion shall be delivered to the Trustee or its agent to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.

Section 12.11  PROVISION IN CASE OF CONSOLIDATION, MERGER OR SALE OF ASSETS.

     In case of any consolidation or merger of the Company with or into any other Person, any merger of another Person with or into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any conveyance, sale, transfer or lease of all or substantially all of the assets of the Company (other than a sale of all or substantially all of the assets of the Company that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then Outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 12.1, to convert such Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, conveyance, sale, transfer or lease, assuming such holder of Common Stock of the Company (i) is not (A) a Person with which the Company consolidated or merged with or into or which merged into or with the Company or to which such conveyance, sale, transfer or lease was made, as the case may be (a "Constituent Person"), or (B) an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease (PROVIDED that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer, or lease is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, conveyance, sale, transfer or lease by others than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by the holders of each Non-electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). Such supplemental indenture shall provide for adjustments that, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases. Notice of the execution of such a supplemental indenture shall be given by the Company to the Holder of each Security as provided in Section 1.6 promptly upon such execution.

     Neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the

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kind or amount of shares of stock or other securities or property or cash receivable by Holders of Securities upon the conversion of their Securities after any such consolidation, merger, conveyance, transfer, sale or lease or to any such adjustment, but may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, an Opinion of Counsel with respect thereto, which the Company shall cause to be furnished to the Trustee upon request.

Section 12.12  RIGHTS ISSUED IN RESPECT OF COMMON STOCK.

     Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"):

             (i)  are deemed to be transferred with such shares of Common Stock,

            (ii)  are not exercisable, and

           (iii)  are also issued in respect of future issuances of Common Stock shall not be deemed distributed for purposes of Section 12.4(2) until the occurrence of the earliest Trigger Event. In addition, in the event of any distribution of rights or warrants, or any Trigger Event with respect thereto, that shall have resulted in an adjustment to the Conversion Rate under Section 12.4(2), (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of any such rights or warrants all of which shall have expired without exercise by any holder thereof, the Conversion Price shall be readjusted as if such issuance had not occurred.

Section 12.13  RESPONSIBILITY OF TRUSTEE FOR CONVERSION PROVISIONS.

     The Trustee, subject to the provisions of Section 6.1, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, herein or in any supplemental indenture provided to be employed, in making the same, or whether a supplemental indenture need be entered into. Neither the Trustee, subject to the provisions of Section 6.1, nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Common Stock, or of any other securities or property or cash, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 6.1, nor any Conversion Agent shall be responsible for any failure of the Company to make or calculate any cash payment or to issue, transfer or deliver any shares of Common Stock or share certificates or

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other securities or property or cash upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of Section 6.1, and any Conversion Agent shall not be responsible for any failure of the Company to comply with any of the covenants of the Company contained in this Article.

                                  ARTICLE XIII
                                   DEFEASANCE

Section 13.1   COMPANY'S OPTION TO EFFECT DEFEASANCE.

     The Company may elect, at its option at any time, to have Section 13.2 applied to any Securities upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution.

Section 13.2   DEFEASANCE AND DISCHARGE.

     Upon the Company's exercise of its option (if any) to have this Section applied to any Securities, the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 13.3 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities to receive, solely from the trust fund described in
Section 13.3 and as more fully set forth in such Section, payments in respect of the principal of and interest on such Securities when payments are due, (2) the Company's obligations with respect to such Securities under Section 3.4, Section 3.5, Section 3.6, Section 10.2 and Section 10.3, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (4) this Article. Subject to compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities.

Section 13.3   CONDITIONS TO DEFEASANCE.

     The following shall be the conditions to the application of Section 13.2 to any Securities:

     (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 6.8 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or
(B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or
(C) a combination thereof, in each case sufficient, in the opinion of a

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nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and interest (including any Liquidated Damages) on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S. Government Obligation" means (x) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.

     (2) In the event of an election to have Section 13.2 apply to any Securities, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

     (3) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that such Securities, if then listed on any securities exchange, will be delisted as a result of such deposit.

     (4) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Section 5.1(7) and (8), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

     (5) Such Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act).

     (6) Such Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

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     (7)    Such Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under the Investment Company Act or exempt from registration thereunder.

     (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance have been complied with.

Section 13.4 DEPOSITED MONEY AND U.S. GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; MISCELLANEOUS PROVISIONS.

     Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 13.5, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 13.3 in respect of any Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 13.3 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

     Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 13.3 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance with respect to such Securities.

Section 13.5   REINSTATEMENT.

     If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 13.2 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 13.4 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or interest on any such Security following such reinstatement of its

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obligations, the Company shall be subrogated to the rights (if any) of the
Holders of such Securities to receive such payment from the money so held in trust.

                                   ARTICLE XIV
                            REPURCHASE OF SECURITIES

Section 14.1   RIGHT TO REQUIRE REPURCHASE.

            (A) Securities shall be repurchased by the Company pursuant to the terms of the Securities at the option of the Holder on August 1, 2008 (the "Repurchase Date"), at a repurchase price equal to 100% of the principal amount of the Securities to be repurchased (any such portion being at least $1,000 or an integral multiple of $1,000 in excess thereof and PROVIDED that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be Outstanding after such repurchase is equal to $1,000 or integral multiples of U.S. $1,000 in excess thereof), plus interest accrued but unpaid to, but excluding, such Repurchase Date (the "Repurchase Price"), subject to the provisions of Section 14.3. At the option of the Company, the Repurchase Price may be paid in cash, or subject to the fulfillment by the Company of the conditions set forth in Section 14.3, by delivery of shares of Common Stock having a fair market value to the Repurchase Price (less any cash payments), or a combination of cash and Common Stock. Whenever in this Indenture (including
Section 2.2, Section 3.1, Section 5.1(1) and Section 5.8) there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made.

Section 14.2   RIGHT TO REQUIRE REPURCHASE UPON A CHANGE IN CONTROL.

     In the event that a Change in Control (as hereinafter defined) shall occur, then each Holder shall have the right, at the Holder's option, but subject to the provisions of Section 14.3, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such Holder's Securities not theretofore called for redemption, or any portion of the principal amount thereof that is equal to $1,000 or any integral multiple of $1,000 in excess thereof (PROVIDED, HOWEVER, that no single Security may be repurchased in part unless the portion of the principal amount of such Security to be Outstanding after such repurchase is equal to $1,000 or integral multiples of U.S. $1,000 in excess thereof), on the date (the "Change in Control Repurchase Date") that is 35 Business Days after the date of the Company Notice (as defined in Section 14.4), at a repurchase price equal to 100% of the principal amount of the Securities to be repurchased plus interest accrued but unpaid to, but excluding, the Change in Control Repurchase Date (the "Change in Control Repurchase Price"); PROVIDED, HOWEVER, that installments of interest on Securities whose Stated Maturity is on or prior to the Change in Control Repurchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 3.7. Such right to require the

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repurchase of the Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article IV, unless a Change in Control shall have occurred prior to such discharge. At the option of the Company, the Change in Control Repurchase Price may be paid in cash or, subject to the fulfillment by the Company of the conditions set forth in Section 14.3, by delivery of shares of Common Stock having a fair market value equal to the Change in Control Repurchase Price (less any cash payments), or a combination of cash and Common Stock. Whenever in this Indenture (including
Section 2.2, Section 3.1, Section 5.1(1) and Section 5.8) there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Change in Control Repurchase Price payable in respect of such Security to the extent that such Change in Control Repurchase Price is, was or would be so payable at such time, and express mention of the Change in Control Repurchase Price in any provision of this Indenture shall not be construed as excluding the Change in Control Repurchase Price in those provisions of this Indenture when such express mention is not made.

Section 14.3 CONDITIONS TO THE COMPANY'S ELECTION TO PAY THE REPURCHASE PRICE OR THE CHANGE IN CONTROL REPURCHASE PRICE IN COMMON STOCK.

     The Company may elect to pay the Repurchase Price or the Change in Control Repurchase Price, as the case may be, in cash, Common Stock or a combination thereof. To the extent the Repurchase Price or the Change in Control Repurchase Price, as the case may be, is paid in Common Stock, the Company may elect to pay such amount by delivery of shares of Common Stock pursuant to Section 14.1 or
Section 14.2 if and only if the following conditions shall have been satisfied:

     (1) The shares of Common Stock deliverable in payment of the Repurchase Price, or the Change in Control Repurchase Price, as the case may be, shall have a fair market value as of the Repurchase Date or Change in Control Repurchase Date, as the case may be, of not less than the Repurchase Price or the Change in Control Repurchase Price, as the case may be. For purposes of Section 14.1,
Section 14.2 and this Section, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices Per Share of the Common Stock for the five consecutive Trading Days immediately preceding and including the third Trading Day prior to the Repurchase Date or Change in Control Repurchase Date, as the case may be;

     (2) The Repurchase Price, or Change in Control Repurchase Price, as the case may be, shall be paid only in cash in the event that any shares of Common Stock to be issued upon repurchase of Securities hereunder (i) require registration under any federal securities law before such shares may be freely transferable without being subject to any transfer restrictions under the Securities Act upon repurchase and if such registration is not completed or does not become effective prior to the Repurchase Date or Change in Control Repurchase Date, as the case may be, and/or (ii) require registration with or approval of any governmental authority under any state law or any other federal law before such shares may be validly issued or delivered upon repurchase and if such registration is not completed or does not become effective or such approval is not obtained prior to the Repurchase Date or Change in Control Repurchase Date, as the case may be;

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     (3)    Payment of the Repurchase Price or the Change in Control Repurchase
Price, as the case may be, may not be made in Common Stock unless such stock is, or shall have been, listed or approved for quotation on the Nasdaq National Market or listed or approved for quotation on a national securities exchange or quotation system, in either case, prior to the Repurchase Date or the Change in Control Repurchase Date, as the case may be; and

     (4) All shares of Common Stock that may be issued upon repurchase of Securities will be issued out of the Company's authorized but unissued Common Stock (or, in the event of a merger, consolidation or other similar transaction involving the Company that is otherwise permitted under the terms of this Indenture in which the Company is not the surviving entity, out of the authorized but unissued Common Stock of the surviving entity or its direct or indirect parent entity) and, will upon issue, be duly and validly issued and fully paid and nonassessable and free of any preemptive or similar rights.

Section 14.4   NOTICES; METHOD OF EXERCISING REPURCHASE RIGHT, ETC.

     (1) Unless the Company shall have theretofore called for redemption all of the Outstanding Securities, the Company shall give to all Holders of Securities, in the manner provided in Section 1.6, notice (the "Company Notice"). In connection with providing such Company Notice, the Company shall, on or before the 20th Business Day prior to the Repurchase Date or on or before the 30th day after the occurrence of a Change in Control, as the case may be, issue a Press Release or publish such information on the Company's then existing website including the information required to be included in such Company Notice hereunder. The Company shall also deliver a copy of any Company Notice to the Trustee. At the request and expense of the Company on or before the fifth Business Day prior to the date on which the Company Notice is to be mailed, the Trustee shall give the Company Notice to the Holders.

     Each Company Notice shall state:

            (A) the Repurchase Date or the Change in Control Repurchase Date, as the case may be,

            (B)    the date by which the repurchase right must be exercised,

            (C) the Repurchase Price, or the Change in Control Repurchase Price, as the case may be, and whether the Repurchase Price, or the Change in Control Repurchase Price, as the case may be, shall be paid by the Company in cash or by delivery of shares of Common Stock, or a combination thereof (and the applicable ratio of cash and Common Stock),

            (D) if the notice relates to the occurrence of a Change in Control, the events causing the Change in Control and the date of the Change in Control,

            (E) a description of the procedure that a Holder must follow to exercise a repurchase right, and the place or places where such Securities are to be surrendered for payment of the Repurchase Price or the Change in Control Repurchase Price, as the case may be, and accrued

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but unpaid interest (including Liquidated Damages), if any, to the Repurchase
Date or the Change in Control Repurchase Date, as the case may be,

            (F) that on the Repurchase Date or the Change in Control Repurchase Date, as the case may be, the Repurchase Price or the Change in Control Repurchase Price, as the case may be, and accrued but unpaid interest (including Liquidated Damages), if any, to the Repurchase Date or the Change in Control Repurchase Date, as the case may be, will become due and payable upon each such Security designated by the Holder to be repurchased, and that interest thereon shall cease to accrue on and after said date,

            (G) the Conversion Rate then in effect, the date on which the right to convert the principal amount of the Securities to be repurchased will terminate and the place or places where such Securities may be surrendered for conversion,

            (H) the place or places that the Security certificate with the Election of Holder to Require Repurchase as specified in Section 2.2 shall be delivered, and, if the Security is a Restricted Securities Certificate, the place or places that the Surrender Certificate required by Section 14.4 shall be delivered, and

            (I)    the name and address of the Paying Agent and Conversion
Agent.

     No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Securities.

     If any of the foregoing provisions or other provisions of this Article are inconsistent with applicable law, such law shall govern.

     (2) To exercise a repurchase right pursuant to Section 14.1 or Section 14.2, a Holder shall deliver to the Trustee (i) written notice (a "Repurchase Notice") of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased (and, if any Security is to repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased (which portion must be in principal amounts of $1,000 or a whole multiple of $1,000) and the name of the Person in which the portion thereof to remain Outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right pursuant to the terms and conditions specified in the Securities and the Indenture is being made thereby, and, in the event that any portion of the Repurchase Price or the Change in Control Repurchase Price, as the case may be, shall be paid in shares of Common Stock, the name or names (with addresses) in which the certificate or certificates for shares of Common Stock shall be issued, and (ii) book-entry transfer or delivery of such Security to the Paying Agent at any time after delivery of the Repurchase Notice (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Repurchase Price therefor or the Change in Control Repurchase Price therefor, as the case may be, PROVIDED, HOWEVER, that such Repurchase Price or Change in Control Repurchase Price, as the case may be, shall be so paid pursuant to this Section only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Repurchase Notice. In the

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case of a repurchase right pursuant to Section 14.1, such delivery shall be at any time from the opening of business on the date that is 20 Business Days prior to the Repurchase Date until the close of business on the fifth Business Day prior to the Repurchase Date and in the case of a repurchase right pursuant to
Section 14.2, such delivery shall be on or before the 35th day after the date of the Company Notice.

     A repurchase notice given by a Holder in accordance with this Section may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent at any time prior to the close of business on the day that is two Business Days before the Repurchase Date or Change in Control Repurchase Date, as the case may be, specifying:

            (A) the certificate number, if any, of the Security in respect of which such notice of withdrawal is being submitted, or the appropriate Depositary procedures if Certificated Securities have not been issued,

            (B) the principal amount of the Security with respect to which such notice of withdrawal is being submitted, and

            (C) the principal amount, if any, of such Security which remains subject to the original Repurchase Notice and which has been or will be delivered for purchase by the Company.

     The Company may, in its sole and complete discretion, accept a written notice of withdrawal on or after the close of business on the day that is two Business Days prior to the Repurchase Date or a Change in Control Repurchase Date, as the case may be. The decision of the Company to accept or reject such a withdrawal notice shall be conclusive and binding on the Holder proposing to make the withdrawal.

     (3)    There shall be no purchase of any Securities pursuant to this
Article if an Event of Default has occurred and is continuing (other than a default that is cured by the payment of the Repurchase Price or Change in Control Repurchase Price, as the case be). The Paying Agent shall promptly return to the respective Holders thereof any Notes (i) with respect to which a Repurchase Notice or Change in Control Repurchase Notice, as the case may be, has been withdrawn in compliance with this Indenture or (ii) held by it during the continuance of an Event of Default (other than a default that is cured by the payment of the Repurchase Price or Change in Control Repurchase Price, as the case may be ) in which case, upon such return, the Repurchase Notice or Change in Control Repurchase Notice with respect thereto shall be deemed to have been withdrawn.

     (4) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee the Repurchase Price or the Change in Control Repurchase Price, as the case may be, in cash or shares of Common Stock, as provided in Section 14.3, for payment to the Holder on the Repurchase Date or the Change in Control Repurchase Date, as the case may be, or, if shares of Common Stock are to be paid, on the date that is 35 days after the date of the Company's Notice, together with accrued and unpaid interest to the Repurchase Date or the Change in Control Repurchase Date, as the case may be, payable with respect to the Securities as to which the repurchase right has been exercised; PROVIDED, HOWEVER, that installments of interest that mature on or prior to the Repurchase Date or the Change in Control

Repurchase Date, as the case may be, shall be payable in cash to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date.

     (5) If any Security (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date or the Change in Control Repurchase Date, as the case may be, the principal amount of such Security (or portion thereof, as the case may be) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date or the Change in Control Repurchase Date, as the case may be, at the rate then in effect per annum, and each Security shall remain convertible into Common Stock until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

     (6) Any Security that is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

     (7) Any issuance of shares of Common Stock in respect of the Repurchase Price or the Change in Control Repurchase Price, as the case may be, shall be deemed to have been effected immediately prior to the close of business on the Repurchase Date or the Change in Control Repurchase Date, as the case may be, and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such repurchase shall be deemed to have become on the Repurchase Date or the Change in Control Repurchase Date, as the case may be, the holder or holders of record of the shares represented thereby; PROVIDED, HOWEVER, that any surrender for repurchase on a date when the stock transfer books of the Company shall be closed shall constitute the Person or Persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Common Stock issued upon repurchase of any Security declared prior to the Repurchase Date or the Change in Control Repurchase Date, as the case may be.

     (8) No fractions of shares shall be issued upon repurchase of Securities. If more than one Security shall be repurchased from the same Holder and the Repurchase Price or the Change in Control Repurchase Price, as the case may be, shall be payable in shares of Common Stock, then the number of full shares that shall be issuable upon such repurchase shall be computed on the basis of the aggregate principal amount of the Securities so repurchased. Instead of any fractional share of Common Stock that would otherwise be issuable on the repurchase of any Security or Securities, the Company will deliver to the applicable Holder its check for the current market value of such fractional share. The current market value of a fraction of a share is determined by multiplying the current market price of a full share by the fraction, and rounding the result to the nearest cent. For purposes of this Section, the current market price of a share of Common Stock is the Closing Price Per Share of the Common Stock on the Trading Day immediately preceding the Repurchase Date or the Change in Control Repurchase Date, as the case may be.

     (9) Any issuance and delivery of certificates for shares of Common Stock on repurchase of Securities shall be made without charge to the Holder of Securities being repurchased for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or the securities represented thereby; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax or duty that may be payable in respect of (i) income of the Holder or (ii) any transfer involved in the issuance or delivery of certificates for shares of Common Stock in a name other than that of the Holder of the Securities being repurchased, and no such issuance or delivery shall be made unless and until the Person requesting such issuance or delivery has paid to the Company the amount of any such tax or duty or has established, to the satisfaction of the Company, that such tax or duty has been paid.

     (10) If shares of Common Stock to be delivered upon repurchase of a Restricted Security are to be registered in a name other than that of the beneficial owner of such Security, then such Holder must deliver to the Trustee a Surrender Certificate, dated the date of surrender of such Restricted Security and signed by such beneficial owner, as to compliance with the restrictions on transfer applicable to such Restricted Security. Neither the Trustee nor any Registrar or Transfer Agent or other agents shall be required to register in a name other than that of the beneficial owner shares of Common Stock issued upon repurchase of any such Restricted Security not so accompanied by a properly completed Surrender Certificate.

     (11) All Securities delivered for repurchase shall be delivered to the Trustee to be canceled at the direction of the Trustee, which shall dispose of the same as provided in Section 3.9.

Section 14.5   CERTAIN DEFINITIONS.

     For purposes of this Article,

     (1) the term "beneficial owner" shall be determined in accordance with Rule 13d-3, as in effect on the date of the original execution of this Indenture, promulgated by the Commission pursuant to the Exchange Act;

     (2) a "Change in Control" shall be deemed to have occurred at the time, after the original issuance of the Securities, of:

            (A) any "person" or "group" (within the meaning of Section 13(d) of the Exchange Act) other than the Company, any Subsidiary of the Company or any employee benefit plan of the Company or any Subsidiary files a Schedule TO,
Schedule 13D or any schedule, form or report under the Exchange Act disclosing that such "person" or "group" has become a direct or indirect ultimate beneficial owner of shares of capital stock of the Company entitling such "person" or "group" to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in the elections of directors, other than any such acquisition by the Company, any Subsidiary of the Company or any employee benefit plan of the Company or any Subsidiary;

            (B) consummation of any share exchange, consolidation or merger of the Company pursuant to which the Company's Common Stock will be converted into cash, securities or other property or any sale, lease, or other transfer in one transaction or a series of transactions of all or substantially all of the consolidated assets of the Company and its Subsidiaries, taken as a whole, to any person other than the Company or one or more of the Company's Subsidiaries; PROVIDED, HOWEVER, that a transaction pursuant to which the holders of 50% or more of the total voting power of all shares of the capital stock of the Company entitled to vote generally in the election of directors immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock entitled to vote generally in the election of directors of the continuing or surviving corporation immediately after such transaction shall not be a Change in Control;

            (C) the first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors; or;

            (D) the Common Stock or other common stock into which the Securities are convertible is neither listed for trading on a United States national securities exchange nor approved for listing on the Nasdaq National Market or another established automated over-the-counter trading market in the United States, and no American depositary shares or similar instruments for such common stock are so listed or approved for listing in the United States;

PROVIDED, HOWEVER, that a Change in Control shall not be deemed to have occurred if (I) the Closing Price Per Share of the Common Stock for any five Trading Days within the period of 10 consecutive Trading Days ending immediately before the later of the Change in Control or the public announcement of the Change in Control shall, in the case of each of such five Trading Days, equal or exceed 105% of the Conversion Price in effect on each of such five Trading Days or (II) at least 95% of the consideration (excluding cash payments for fractional shares and cash payments made pursuant to dissenters' appraisal rights) received by holders of Common Stock who are not Affiliates of the Company in a merger or consolidation otherwise constituting a Change in Control consists of shares of common stock, depository receipts or other certificates representing common equity interests traded on a national securities exchange or quoted on the Nasdaq National Market or another established automated over-the-counter trading market in the United States (or will be so traded or quoted immediately following such merger or consolidation) and as a result of such merger or consolidation the Securities become convertible into such common stock, depository receipts or other certificates representing common equity interests (excluding cash payments for fractional shares and cash payments made pursuant to dissenters' appraisal rights).

     (3) the term "Continuing Director" means a Director who (i) was a member of the Board of Directors on July 29, 2003, or (ii) was appointed, elected or nominated for election to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such approval, either by specific vote or by approval of the proxy statement issued by the Company on behalf of the Board of Directors in which such individual is named as nominee for director.

Section 14.6   CONSOLIDATION, MERGER, ETC.

     In the case of any merger, consolidation, conveyance, sale, transfer or lease of all or substantially all of the assets of the Company to which Section
12.11 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive shares of stock and other securities or property or assets (including cash) that include shares of Common Stock of the Company or common stock of another Person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such shares of stock and other securities, property and assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the Person formed by such consolidation or resulting from such merger or combination or which acquires the properties or assets (including cash) of the Company, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of Holders to cause the Company to repurchase the Securities following a Change in Control, including without limitation the applicable provisions of this Article and the definitions of the Common Stock and Change in Control, as appropriate, and such other related definitions set forth herein as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply in the event of a subsequent Change in Control to the common stock and the issuer thereof if different from the Company and Common Stock of the Company (in lieu of the Company and the Common Stock of the Company).

                                   ----------

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed all as of the day and year first above written.

                                          PRICELINE.COM INCORPORATED

                                          By:     /s/ JEFFERY H. BOYD
                                              -----------------------
                                          Name:   Jeffery H. Boyd
                                          Title:  Chief Executive Officer


                                          AMERICAN STOCK TRANSFER & TRUST
                                            COMPANY,
                                          as Trustee

                                          By:     /s/ HERBERT J. LEMMER
                                              -------------------------
                                          Name:   Herbert J. Lemmer
                                          Title:  Vice President

             ANNEX A -- Form of Unrestricted Securities Certificate

                       UNRESTRICTED SECURITIES CERTIFICATE

    (For removal of Restricted Securities Legend pursuant to Section 3.5(3))

Corporate Trust Department
59 Maiden Lane
New York, NY  10038

     RE:    1.00% CONVERTIBLE SENIOR NOTES DUE AUGUST 1, 2010 OF PRICELINE.COM
INCORPORATED (THE "SECURITIES")

               Reference is made to the Indenture, dated as of August 1, 2003 (the "Indenture"), from PRICELINE.COM INCORPORATED (the "Company") to AMERICAN STOCK TRANSFER & TRUST COMPANY, as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

               This certificate relates to U.S.$_______________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

               CUSIP No. 741503AB2

               CERTIFICATE No(s). _________________

               The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through the Depositary or an Agent Member in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

               The Owner has requested that the Specified Securities be exchanged for Securities bearing no Restricted Securities Legend pursuant to
Section 3.5 of the Indenture. In connection with such exchange, the Owner hereby certifies that the exchange is occurring after a period of at least two years has elapsed since the date the Specified Securities were acquired from the Company or from an "affiliate" (as such term is defined in Rule 144) of the Company, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Company. The Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the States of the United States and other jurisdictions.

               This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated:
       ---------------

(Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)

By:
     ---------------------------
Name:
     ----------------------
Title:
      ---------------------

(If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                    ANNEX B -- Form of Surrender Certificate

               In connection with the certification contemplated by Section 12.2 or 14.3(9) relating to compliance with certain restrictions relating to transfers of Restricted Securities, such certification shall be provided substantially in the form of the following certificate, with only such changes thereto as shall be approved by the Company and the Initial Purchasers:

                                   CERTIFICATE

                           PRICELINE.COM INCORPORATED

                1.00% CONVERTIBLE SENIOR NOTES DUE AUGUST 1, 2010

               This is to certify that as of the date hereof with respect to U.S. $______ principal amount of the above-captioned securities surrendered on the date hereof (the "Surrendered Securities") for registration of transfer, or for conversion or repurchase where the securities issuable upon such conversion or repurchase are to be registered in a name other than that of the undersigned Holder (each such transaction being a "transfer"), the undersigned Holder (as defined in the Indenture) certifies that the transfer of Surrendered Securities associated with such transfer complies with the restrictive legend set forth on the face of the Surrendered Securities for the reason checked below:

_________   The transfer of the Surrendered Securities complies with Rule 144A under the Securities Act; or

_________   The transfer of the Surrendered Securities complies with Rule 144 under the United States Securities Act of 1933, as amended (the
            "Securities Act"); or

_________   The transfer of the Surrendered Securities has been made to an institution that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act in a transaction exempt from the registration requirements of the Securities Act and a signed letter containing certain representations and agreements relating to restrictions on transfer of the Securities has been delivered (and if such transfer is for an aggregate principal amount less than $250,000 an opinion of counsel acceptable to the Company if requested by the Company, that such transfer is exempt from registration); or

_________   The transfer of the Surrendered Securities has been made pursuant to an exemption from registration under the Securities Act and an opinion of counsel has been delivered to the Company with respect to such transfer.

[Name of Holder]
Dated:
       -----------------------
*To be dated the date of surrender

                                       -1-